UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06404

American Strategic Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

June 30, 2014

ASP	American Strategic Income Portfolio Inc.

BSP	American Strategic Income Portfolio Inc. II

CSP	American Strategic Income Portfolio Inc. III

SLA	American Select Portfolio Inc.

First American Mortgage Funds

PRIMARY INVESTMENTS

American Strategic Income Portfolio Inc. (“ASP”), American Strategic Income Portfolio Inc. II (“BSP”), American Strategic Income Portfolio Inc. III (“CSP”), and American Select Portfolio Inc. (“SLA”) (“First American Mortgage Funds” or the “funds”) invest in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The funds may also invest in U.S. Government securities, corporate debt securities, preferred stock issued by real estate investment trusts, and mortgage servicing rights. The funds borrow through the use of reverse repurchase agreements and credit facilities. Use of borrowing and certain other investments and investment techniques may cause the funds’ net asset value (“NAV”) to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVES

Each fund’s primary objective is to achieve high levels of current income. Each fund’s secondary objective is to seek capital appreciation. As with other mutual funds, there can be no assurance these funds will achieve their objectives.

1	Explanation of Financial Statements

2	Fund Overviews

17	Report of Independent Registered Public Accounting Firm

18	Schedule of Investments

37	Statements of Assets and Liabilities

38	Statements of Operations

40	Statements of Changes in Net Assets

42	Statements of Cash Flows

44	Financial Highlights

48	Notes to Financial Statements

62	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in one or more of the funds, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	1

Fund Overviews

Average Annual Total Returns – ASP

Based on NAV for the period ended June 30, 2014

*Total return has not been annualized.

**The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the ten-month, one-year, five-year, and ten-year periods ended June 30, 2014, were 23.06%, 13.67%, 12.05%, and 7.43%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Average Annual Total Returns – BSP

Based on NAV for the period ended June 30, 2014

*Total return has not been annualized.

**The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the ten-month, one-year, five-year, and ten-year periods ended June 30, 2014, were 14.13%, 15.00%, 7.81%, and 4.92%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	3

Fund Overviews

Average Annual Total Returns – CSP

Based on NAV for the period ended June 30, 2014

*Total return has not been annualized.

**The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the ten-month, one-year, five-year, and ten-year periods ended June 30, 2014, were 13.84%, 12.15%, 5.58%, and 4.34%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

4	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Average Annual Total Returns – SLA

Based on NAV for the period ended June 30, 2014

*Total return has not been annualized.

**The Barclays U.S. Government/Mortgage Index is comprised of all U.S. Government agency and Treasury securities and agency mortgage-backed securities. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. Government securities while the fund is comprised primarily of nonsecuritized, illiquid whole loans, which limits the ability of the fund to respond quickly to market changes.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the ten-month, one-year, five-year, and ten-year periods ended June 30, 2014, were 24.39%, 17.44%, 11.28%, and 7.91%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	5

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6	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Fund Overviews

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Fund Management

John Wenker

of Nuveen Asset Management, LLC is responsible for overall management of the funds. He has 31 years of financial experience.

David Yale

of Nuveen Asset Management, LLC is responsible for management of the mortgage loan component and credit facilities of the funds. He has 33 years of financial experience.

Jason O’Brien, CFA

of Nuveen Asset Management, LLC is responsible for the management of the mortgage-backed securities portion of the funds. He has 21 years of financial experience.

Introduction

During the fiscal period ended June 30, 2014, commercial real estate markets were generally stable and experienced continued fundamental improvement. With economic and employment growth very location dependent, many commercial real estate markets have not fully recovered from the 2008 downturn. While many primary markets are doing well, the improved health of secondary and tertiary commercial real estate markets remains dependent on a stronger economic environment and greater employment growth. Debt capital markets have continued to improve over the past year with lenders more willing to transact in secondary and tertiary markets. This is positive as availability of capital and cost of capital are key components of a healthy commercial real estate sector.

Shared Fund Comments

The funds’ primary risks are credit risk and duration risk. Credit risk is derived mainly from the funds’ investments in commercial mortgage loans. Duration risk — or interest rate sensitivity — is derived from the funds’ investments in long-dated corporate bonds and preferred stock. The funds have modest residential mortgage exposure, most of which consists of investments in Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) pass-through securities.

At the end of the fiscal period the funds’ each contained at least 60% of total assets in liquid securities; primarily agency mortgage-backed securities, investment-grade Real Estate Investment Trust (REIT) preferred stock and investment grade REIT corporate bonds. This does add duration to the portfolios and makes them more sensitive to interest rate changes. The move to liquid securities has provided more efficient collateral for the funds’ credit facilities. The overall effect has been to reduce the average cost of borrowing and diversify among more credit facility providers. The funds pay interest on all their credit facilities at varying spreads over the one-month London Interbank Offering Rate (LIBOR). During the fiscal period, one-month LIBOR was fairly stable, ranging between 0.1958% and 0.14775%.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	7

Fund Overviews

ASP

For the fiscal period ended June 30, 2014, the fund had a total return of 12.39% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 3.67% during the period. Historically a significant portion of the return generated by the fund has been income. This was true for this fiscal period as well. Income generated by the agency mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid. Performance of the whole loans and income generated by them was also very solid. At the end of the fiscal period, no loans were in default.

During the fiscal period, no whole loans were paid off. There was a sale of a real estate owned (REO) property which had an outstanding balance of $3.2 million when the foreclosure occurred. Four whole loans were purchased for $6.3 million and a net coupon of 5.1%. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on June 30, 2014

Commercial Loans	30%
Preferred Stocks	29
Corporate Bonds	25
U.S. Government Agency Mortgage-Backed Securities	9
Corporate Note	5
Short-Term Investment	2
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

8	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of June 30, 2014. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of June 30, 2014, based on the value outstanding.

Single family loans
Current	100.0%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

Multifamily and commercial loans
Current	100.0%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	9

Fund Overviews

BSP

For the fiscal period ended June 30, 2014, the fund had a total return of 13.83% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 3.67% during the period. Historically a significant portion of the return generated by the fund has been income. This was true for this fiscal period as well. Income generated by the agency mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid. Performance of the whole loans was held back by delinquent loans. This reduced the normally strong income generation of the loan portfolio. We were successful in working out solutions for some of the delinquent loans and are working to resolve the remaining issues. We are focused on doing this in a manner that attempts to maximize shareholder value. In some markets commercial real estate is still in the early stages of recovery.

During the fiscal period, six whole loans paid off, were written off or were resolved through a short sale, with unpaid principal balance of $38.2 million and a net weighted average coupon of 6.3%. No whole loans were purchased. As of June 30, 2014, there was one multifamily loan in default, comprising $8 million of unpaid principal balance. Prepayment penalties in the amount of $63,755 were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on June 30, 2014

Corporate Bonds	32%
Preferred Stocks	28
Commercial Loans	21
Multifamily Loans	9
Corporate Notes	5
U.S. Government Agency Mortgage-Backed Securities	3
Short-Term Investment	1
Asset-Backed Security	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

10	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of June 30, 2014. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The tables below show the percentages of single family loans and multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of June 30, 2014, based on the fair value outstanding.

Single family loans
Current	85.4%
30 Days	14.6
60 Days	0.0
90 Days	0.0
120+ Days	0.0
100.0%

Multifamily and commercial loans
Current	99.9%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	0.1
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	11

Fund Overviews

CSP

For the fiscal period ended June 30, 2014, the fund had a total return of 13.41% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 3.67% during the period. Historically a significant portion of the return generated by the fund has been income. This was true this fiscal period as well. Income generated by the agency mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid. Performance of the whole loans was held back by delinquent loans. This significantly reduced income generation in the fund. We have achieved some success working through delinquent loans this fiscal period and remain very focused on resolving these issues, which we believe would raise the income level of the fund. We are hopeful a stronger economic environment will provide opportunities to resolve the remaining problem loans.

During the fiscal period, five whole loans paid off, were written off or were resolved through a sale of the note, with an unpaid principal balance of $11.1 million and a net weighted average coupon of 7.7%. Two whole loans were purchased with a principal balance of $6.2 million and coupon of 5.1%. As of June 30, 2014 there were four multifamily and four commercial loans in default, comprising $43.8 million of unpaid principal balance. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on June 30, 2014

Corporate Bonds	30%
Commercial Loans	27
Preferred Stocks	27
Multifamily Loans	11
U.S. Government Agency Mortgage-Backed Securities	4
Short-Term Investment	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

12	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of June 30, 2014. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of June 30, 2014, based on the fair value outstanding.

Multifamily and commercial loans
Current	75.5%
30 Days	0.0
60 Days	0.0
90 Days	5.2
120+ Days	19.3
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	13

Fund Overviews

SLA

For the fiscal period ended June 30, 2014, the fund had a total return of 14.74% based on its NAV. The fund’s benchmark, the Barclays U.S. Government/Mortgage Index, had a return of 3.67% during the period. Historically a significant portion of the return generated by the fund has been income. This was true this fiscal period as well. Income generated by the agency mortgage-backed securities, REIT preferred stock and corporate bonds and notes was very solid. Performance of the whole loans was stable; one delinquent loan existed at the end of the fiscal period. Delinquent loans have the effect of reducing income. Our goal is to resolve issues with delinquent loans, while recognizing the limits presented by the slow commercial real estate recovery and attempting to maximize long-term shareholder value.

During the fiscal period, two whole loans paid off, with an unpaid principal balance of $2.6 million and a net weighted average coupon of 6.7%. Three whole loans were purchased with a balance of $7.6 million and net coupon of 4.8%. As of June 30, 2014, there was one multifamily loan in default with an unpaid principal balance of $5.4 million. No prepayment penalties were collected during the reporting period.

Portfolio Allocation1

As a percentage of total investments on June 30, 2014

Preferred Stocks	28%
Corporate Bonds	25
Commercial Loans	24
U.S. Government Agency Mortgage-Backed Securities	9
Multifamily Loans	7
Corporate Notes	5
Asset-Backed Security	1
Short-Term Investment	1
100%

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

14	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Geographical Distribution

The fund attempts to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the fair value of whole loans as of June 30, 2014. Shaded areas without fair values indicate states in which the fund has invested less than 0.50% of its investments.

Delinquent Loan Profile

The table below shows the percentages of multifamily and commercial loans in the portfolio that are 30, 60, 90, or 120 or more days delinquent as of June 30, 2014, based on the fair value outstanding.

Multifamily and commercial loans
Current	90.4%
30 Days	0.0
60 Days	0.0
90 Days	0.0
120+ Days	9.6
100.0%

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	15

Fund Overviews

Conclusion

As of this writing, commercial real estate markets continue to recover from the 2008 recession, and while some primary markets have fully recovered, uneven economic growth, modest job growth and a subdued environment for debt capital continue to present challenges for the commercial real estate sector in many markets where the funds have mortgage loans. We continue to focus on the credit risk in the funds and are hopeful an improving economy will present opportunities to preserve and enhance net asset value.

Thank you for your investment in the funds and your continued trust as we navigate the investment landscape. If you have any questions about the funds, please call us at 800.677.3863.

Sincerely,

John Wenker

Managing Director, Head of Real Assets

Nuveen Asset Management, LLC

16	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc.

We have audited the accompanying statement of assets and liabilities of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (collectively the “Funds”), including the schedules of investments, as of June 30, 2014, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. at June 30, 2014, the results of their operations, cash flows, changes in their net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

August 22, 2014

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	17

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio (ASP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 41.0%
Commercial Loans — 40.9%
45755 Five Mile Road, Plymouth Township, MI, 4.13%, 1/1/19 r	12/30/13	$1,054,088	$1,054,088	$1,054,088
Apple Valley Retail Center, Apple Valley, MN, 4.78%, 10/1/23	9/26/13	1,470,659	1,470,659	1,544,168
Carl’s Jr., Idaho Springs, CO, 4.13%, 5/1/23	4/23/13	1,448,275	1,448,275	1,466,060
Chicago Social Security Building, Chicago, IL, 4.78%, 6/1/22	5/31/12	2,012,220	2,012,220	2,112,831
Copper Junction, Copper Mountain, CO, 6.38%, 7/1/17	6/14/07	1,781,854	1,781,854	1,870,947
Hampden Medical Office, Englewood, CO, 7.38%, 10/1/12 §	9/9/02	1,087,395	1,087,395	695,232
La Costa Meadows Industrial Park I, San Marcos, CA, 6.78%, 7/1/17	6/28/07	1,214,110	1,214,110	1,274,816
La Costa Meadows Industrial Park II, San Marcos, CA, 7.53%, 7/1/17	6/28/07	1,949,609	1,949,609	1,969,105
Palace Court, Santa Fe, NM, 4.88%, 8/1/15	10/2/06	1,858,914	1,858,914	988,942
Park Place, Northbrook, IL, 5.23%, 12/1/23	11/15/13	2,476,581	2,476,581	2,600,410
Perkins Restaurant, Maple Grove, MN, 6.38%, 1/1/18	12/23/05	1,267,547	1,267,547	1,288,251
Stephens Center, Missoula, MT, 6.88%, 9/1/15	4/20/06	1,604,067	1,604,067	1,620,108
Storage Place, Tucson, AZ, 5.88%, 6/1/19	5/23/14	1,200,000	1,200,000	1,236,000

			20,425,319	19,720,958

Single Family Loans — 0.1%
American Portfolio, 1 loan, California, 2.63%, 1/1/17	7/18/95	7,168	6,828	7,128
Bank of New Mexico, 1 loan, New Mexico, 3.38%, 2/1/18	5/31/96	12,895	12,895	13,270
Bluebonnet Savings & Loan, 1 loan, Texas, 2.63%, 11/1/15	5/22/92	7,301	7,301	7,360
McClemore, Matrix Funding Corporation, 1 loan, North Carolina, 10.25%, 8/1/19	9/9/92	26,509	25,184	27,304
Nomura III, 1 loan, California, 3.63%, 5/1/19	9/29/95	28,751	25,989	29,082

			78,197	84,144

Total Whole Loans			20,503,516	19,805,102

Corporate Note ¥ — 7.3%
Fixed Rate — 7.3%
Stratus Properties V, 7.25%, 3/31/15	6/1/07	3,500,000	3,500,000	3,500,000

Corporate Bonds — 34.8%
Real Estate Investment Trusts — 34.8%
BioMed Realty, 4.25%, 7/15/22		470,000	490,054	484,595
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		1,500,000	1,485,837	1,510,002
CommonWealth REIT, 5.88%, 9/15/20 ☒		1,325,000	1,418,550	1,442,757
Digital Realty, 3.63%, 10/1/22 ☒		1,500,000	1,498,239	1,428,662
Essex Portfolio, 3.63%, 8/15/22 ☒		679,000	648,886	684,980
Health Care REIT, 3.75%, 3/15/23		490,000	494,237	491,547
Hospitality Properties, 4.65%, 3/15/24		400,000	406,148	419,160
Host Hotels & Resorts, 5.25%, 3/15/22		495,000	511,173	545,707
Liberty Property, 3.38%, 6/15/23 ☒		1,500,000	1,496,876	1,455,766
Mid-America Apartments, 4.30%, 10/15/23 ☒		1,170,000	1,166,362	1,224,756
National Retail Properties, 3.80%, 10/15/22		1,225,000	1,262,116	1,249,152
Post Apartment Homes, 3.38%, 12/1/22		395,000	394,780	383,945
Realty Income, 4.65%, 8/1/23		265,000	268,703	284,518
Senior Housing Properties, 5.63%, 8/1/42 ☒		525,000	512,400	484,680
Ventas Realty, 4.75%, 6/1/21 ☒		1,350,000	1,457,823	1,480,082
Ventas Realty, 5.45%, 3/15/43		1,605,650	1,613,463	1,538,213
Weingarten Realty Investors, 3.38%, 10/15/22 ☒		1,700,000	1,701,339	1,666,088

Total Corporate Bonds			16,826,986	16,774,610

The accompanying notes are an integral part of the financial statements.

18	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Strategic Income Portfolio (ASP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

U.S. Government Agency Mortgage-Backed Securities — 12.4%
Fixed Rate — 12.4%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231 a	$82,061	$82,785	$87,129
9.00%, 7/1/30, #C40149	27,255	27,719	32,205
5.00%, 5/1/39, #G05430 a	334,135	341,643	369,771
Federal National Mortgage Association,
6.00%, 10/1/16, #610761 a	22,091	22,177	22,811
5.00%, 7/1/18, #724954 a	389,900	389,734	413,738
6.50%, 6/1/29, #252497 a	32,597	32,459	36,900
7.50%, 5/1/30, #535289 a	10,640	10,412	12,121
8.00%, 5/1/30, #538266 a	6,579	6,527	6,862
6.00%, 5/1/31, #535909 a	45,436	45,604	51,314
6.50%, 11/1/31, #613339 a	31,642	32,101	35,678
5.50%, 7/1/33, #720735 a	379,391	376,325	426,009
5.00%, 7/1/39, #935588 a	220,466	224,955	244,982
4.00%, 12/1/40, #AB1959 a	825,562	823,451	877,379
4.00%, 12/1/40, #MA0583 a	377,093	380,960	400,761
4.00%, 1/1/41, #MA0614 a	612,838	607,163	651,303
3.50%, 3/1/41, #AE0981 a	1,101,819	1,135,350	1,135,959
3.50%, 3/1/42, #AB4749 a	1,160,105	1,198,091	1,196,050

Total U.S. Government Agency Mortgage-Backed Securities		5,737,456	6,000,972

Preferred Stocks — 40.2%
Real Estate Investment Trusts — 40.2%
Alexandria Real Estate Equities, Series E ☒	60,403	1,530,438	1,520,948
Boston Properties, Series B ☒	63,450	1,516,775	1,470,771
CommonWealth REIT, Series E ☒	58,480	1,376,339	1,494,164
Digital Realty, Series E ☒	48,414	1,231,102	1,236,494
Digital Realty, Series F ☒	6,000	152,580	147,480
Digital Realty, Series G	4,905	110,407	108,253
Duke Realty, Series J ☒	2,100	52,246	52,762
Duke Realty, Series L ☒	8,750	167,300	217,383
Equity Residential Properties, Series K ☒	10,000	557,500	616,563
Health Care REIT, Series J ☒	57,700	1,490,045	1,465,574
Hospitality Properties, Series D ☒	29,652	803,366	755,533
Kimco Realty, Series H	6,400	159,360	167,232
Kimco Realty, Series I	9,141	228,777	226,971
Kimco Realty, Series J ☒	20,000	503,000	456,400
Kimco Realty, Series K	6,519	167,212	151,567
National Retail Properties, Series D ☒	59,996	1,522,323	1,522,099
National Retail Properties, Series E	1,500	29,250	34,260
PS Business Parks, Series R ☒	9,500	234,175	243,105
PS Business Parks, Series S	24,291	606,546	610,919
PS Business Parks, Series T ☒	24,875	617,919	600,731
Public Storage, Series T	3,859	99,948	94,005
Public Storage, Series U ☒	41,000	954,300	976,620
Public Storage, Series V	2,960	75,036	67,399
Public Storage, Series W	11,000	277,750	243,540
Realty Income, Series E ☒	38,666	754,155	996,036
Realty Income, Series F	12,000	320,160	313,800
Regency Centers, Series F ☒	47,900	1,292,250	1,223,845
Regency Centers, Series G	5,000	126,900	118,650
Simon Property Group, Series J ☒	11,000	511,500	756,594
Vornado Realty, Series G ☒	30,000	483,000	760,800

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	19

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio (ASP)

DESCRIPTION	SHARES	COST	VALUE ¶

Vornado Realty, Series J	3,614	$89,989	$94,145
Vornado Realty, Series K ☒	12,007	303,697	282,285
Vornado Realty, Series L	4,000	98,600	91,640
Weingarten Realty Investors, Series F ☒	10,929	260,657	274,250

Total Preferred Stocks		18,704,602	19,392,818

Total Unaffiliated Investments		65,272,560	65,473,502

Short-Term Investments — 2.4%
First American Prime Obligations Fund, Class Z, 0.02% W	1,169,017	1,169,017	1,169,017

Total Investments ▲ — 138.1%		$66,441,577	$66,642,519

Other Assets and Liabilities, Net — (38.1)%			(18,400,776)

Total Net Assets — 100.0%			$48,241,743

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On June 30, 2014, the total fair value of these securities was $23,305,102 or 48.3% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and single family loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on June 30, 2014. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of June 30, 2014.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of June 30, 2014.

§	Loan has matured or will mature in the next couple of months and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of June 30, 2014.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On June 30, 2014, securities valued at $28,448,210 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$13,000,000	1.00%	$362

*	Interest rate as of June 30, 2014. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

Description of collateral:

Corporate Bonds

Brandywine Operating Partnership, 3.95%, 2/15/23, $1,500,000 par

CommonWealth REIT, 5.88%, 9/15/20, $1,325,000 par

Digital Realty, 3.63%, 10/1/22, $1,500,000 par

Essex Portfolio, 3.63%, 8/15/22, $679,000 par

Liberty Property, 3.38%, 6/15/23, $1,500,000 par

Mid-America Apartments, 4.30%, 10/15/23, $1,170,000 par

Senior Housing Properties, 5.63%, 8/1/42, $525,000 par

Ventas Realty, 4.75%, 6/1/21, $1,350,000 par

Weingarten Realty Investors, 3.38%, 10/15/22, $1,700,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 60,403 shares

Boston Properties, Series B, 63,450 shares

CommonWealth REIT, Series E, 58,480 shares

Digital Realty, Series E, 48,414 shares

Digital Realty, Series F, 6,000 shares

Duke Realty, Series J, 2,100 shares

The accompanying notes are an integral part of the financial statements.

20	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Strategic Income Portfolio (ASP)

Duke Realty, Series L, 8,750 shares

Equity Residential Properties, Series K, 10,000 shares

Health Care REIT, Series J, 57,700 shares

Hospitality Properties, Series D, 29,652 shares

Kimco Realty, Series J, 20,000 shares

National Retail Properties, Series D, 59,996 shares

PS Business Parks, Series R, 9,500 shares

PS Business Parks, Series T, 24,875 shares

Public Storage, Series U, 41,000 shares

Realty Income, Series E, 38,666 shares

Regency Centers, Series F, 47,900 shares

Simon Property Group, Series J, 11,000 shares

Vornado Realty, Series G, 30,000 shares

Vornado Realty, Series K, 12,007 shares

Weingarten Realty Investors, Series F, 10,929 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On June 30, 2014, securities valued at $5,968,767 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$5,700,000	6/5/14	0.37%	7/2/14	$1,523	(1)

*	Interest rate as of June 30, 2014. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $82,061 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $334,135 par

Federal National Mortgage Association, 6.00%, 10/1/16, $22,091 par

Federal National Mortgage Association, 5.00%, 7/1/18, $389,900 par

Federal National Mortgage Association, 6.50%, 6/1/29, $32,597 par

Federal National Mortgage Association, 7.50%, 5/1/30, $10,640 par

Federal National Mortgage Association, 8.00%, 5/1/30, $6,579 par

Federal National Mortgage Association, 6.00%, 5/1/31, $45,436 par

Federal National Mortgage Association, 6.50%, 11/1/31, $31,642 par

Federal National Mortgage Association, 5.50%, 7/1/33, $379,391 par

Federal National Mortgage Association, 5.00%, 7/1/39, $220,466 par

Federal National Mortgage Association, 4.00%, 12/1/40, $825,562 par

Federal National Mortgage Association, 4.00%, 12/1/40, $377,093 par

Federal National Mortgage Association, 4.00%, 1/1/41, $612,838 par

Federal National Mortgage Association, 3.50%, 3/1/41, $1,101,819 par

Federal National Mortgage Association, 3.50%, 3/1/42, $1,160,105 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of June 30, 2014. See note 2 in Notes to Financial Statements.

▲	On June 30, 2014, the cost of investments for federal income tax purposes was $66,457,456. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,120,446
Gross unrealized depreciation	(1,935,383)

Net unrealized appreciation	$185,063

REIT–Real Estate Investment Trust

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	21

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio II (BSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 40.7%
Commercial Loans — 28.6%
5555 East Van Buren I, Phoenix, AZ, 4.93%, 10/1/14	6/23/04	$6,035,296	$6,035,296	$4,997,032
5555 East Van Buren II, Phoenix, AZ, 4.88%, 10/1/14	8/18/06	1,255,552	1,255,552	863,092
American Mini-Storage, Memphis, TN, 6.80%, 5/1/16	11/5/07	2,847,483	2,847,483	2,847,483
Bigelow Office Building, Las Vegas, NV, 6.38%, 4/1/17	3/31/97	989,607	989,607	1,019,295
Hickman Road, Clive, IA, 4.93%, 4/1/16	12/3/07	5,208,609	5,208,609	5,260,695
Office City Plaza, Houston, TX, 4.90%, 3/1/17	2/10/12	3,900,000	3,900,000	3,900,000
Oyster Point Office Park, Newport News, VA, 4.18%, 5/1/16	1/4/06	11,831,855	11,831,855	11,721,226
Oyster Point Office Park II, Newport News, VA, 4.88%, 5/1/16	4/29/13	940,071	940,071	669,144
PennMont Office Plaza, Albuquerque, NM, 5.38%, 5/1/15	3/30/06	1,403,172	1,403,172	1,403,172
Perkins - Blaine, Blaine, MN, 6.63%, 1/1/17	12/13/06	1,652,301	1,652,301	1,734,916
Signal Butte, Mesa, AZ, 4.93%, 7/1/17	6/20/07	15,000,000	15,002,903	10,173,390

			51,066,849	44,589,445

Multifamily Loans — 12.0%
Meadows Point, College Station, TX, 7.93%, 5/1/16	1/24/08	5,400,000	5,400,000	5,147,032
Sapphire Skies I, Cle Elum, WA, 1.93%, 7/1/15	12/23/05	8,475,407	8,516,152	6,956,877
Sapphire Skies II, Cle Elum, WA, 7.90%, 7/1/15 S	3/20/09	3,200,000	3,200,000	32,000
Sapphire Skies III, Cle Elum, WA, 4.93%, 7/1/15 ¿	7/13/10	8,000,000	8,000,000	80,000
Sapphire Skies IV, Cle Elum, WA, 3.88%, 7/1/15	7/26/12	8,000,000	8,005,980	6,566,648

			33,122,132	18,782,557

Single Family Loans — 0.1%
Merchants Bank, 2 loans, Vermont, 10.95%, 12/6/16	12/18/92	24,484	24,685	25,218
PHH U.S. Mortgage, 2 loans, California & Delaware, 6.64%, 5/16/20	12/30/92	89,299	89,299	91,978

			113,984	117,196

Total Whole Loans			84,302,965	63,489,198

Corporate Notes ¥ — 7.2%
Fixed Rate — 7.2%
Stratus Properties II, 7.25%, 12/31/15	6/14/01	3,000,000	3,000,000	3,030,000
Stratus Properties III, 7.25%, 12/31/16	12/12/06	8,000,000	8,000,000	8,160,000

Total Corporate Notes			11,000,000	11,190,000

Corporate Bonds — 43.7%
Real Estate Investment Trusts — 43.7%
Alexandria Real Estate Equities, 4.60%, 4/1/22 ☒		1,750,000	1,860,111	1,850,366
BioMed Realty, 4.25%, 7/15/22 ☒		1,395,000	1,460,205	1,438,319
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		2,000,000	1,988,578	2,013,336
Corporate Office Properties, 3.60%, 5/15/23		4,000,000	3,827,969	3,824,848
DCT Industrial Operating Partnership LP, 4.50%, 10/15/23 ☒ ¢		1,000,000	1,007,260	1,030,232
Developers Diversified Realty, 4.63%, 7/15/22 ☒		1,980,000	2,133,045	2,118,693
Developers Diversified Realty, 3.38%, 5/15/23		1,000,000	940,692	970,726
Digital Realty, 5.25%, 3/15/21 ☒		2,000,000	2,200,781	2,148,460
Digital Realty, 3.63%, 10/1/22 ☒		800,000	794,142	761,953
Duke Realty, 4.38%, 6/15/22 ☒		1,410,000	1,493,281	1,485,273
Duke Realty, 3.88%, 10/15/22 ☒		2,500,000	2,556,228	2,544,768
Essex Portfolio LP, 3.25%, 5/1/23 ☒		1,000,000	938,103	976,215
Excel LP, 4.63%, 5/15/24		5,000,000	5,057,528	5,085,015
Health Care REIT, 3.75%, 3/15/23 ☒		2,000,000	1,993,571	2,006,314
Highwoods Realty, 3.63%, 1/15/23 ☒		3,300,000	3,251,195	3,259,159
Hospitality Properties, 4.65%, 3/15/24		3,000,000	3,046,110	3,143,703
Kilroy Realty, 3.80%, 1/15/23 ☒		3,050,000	3,071,040	3,076,861
Lexington Realty, 4.40%, 6/15/24		1,345,000	1,350,241	1,360,208

The accompanying notes are an integral part of the financial statements.

22	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

Mid-America Apartments, 4.30%, 10/15/23	$2,650,000	$2,723,877	$2,774,020
National Retail Properties, 3.80%, 10/15/22 ☒	1,450,000	1,472,133	1,478,588
Post Apartment Homes, 3.38%, 12/1/22 ☒	695,000	694,612	675,548
ProLogis, 6.88%, 3/15/20 ☒	2,000,000	2,344,226	2,402,984
Senior Housing Properties, 6.75%, 12/15/21 ☒	1,500,000	1,681,627	1,752,456
Senior Housing Properties, 4.75%, 5/1/24	4,000,000	4,001,776	4,088,696
Senior Housing Properties, 5.63%, 8/1/42 ☒	2,275,000	2,205,600	2,100,280
Ventas Realty, 5.45%, 3/15/43 ☒	4,248,100	4,269,946	4,069,680
Vornado Realty, 5.00%, 1/15/22 ☒	3,500,000	3,830,836	3,833,813
Washington REIT, 3.95%, 10/15/22 ☒	3,850,000	3,952,412	3,858,901
WP Carey, 4.60%, 4/1/24	2,000,000	2,062,067	2,078,552

Total Corporate Bonds		68,209,192	68,207,967

U.S. Government Agency Mortgage-Backed Securities a — 4.6%
Fixed Rate — 4.6%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	437,661	441,517	464,687
9.00%, 7/1/30, #C40149	45,425	46,100	53,675
5.00%, 5/1/39, #G05430	711,109	727,086	786,948
3.50%, 6/1/42, #C09000	1,722,910	1,805,744	1,773,244
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	20,928	20,951	21,565
5.50%, 6/1/17, #648508	31,223	31,262	33,161
5.00%, 9/1/17, #254486	47,951	47,985	50,864
5.00%, 11/1/17, #657356	66,872	66,970	70,942
6.50%, 6/1/29, #252497	217,313	216,394	246,001
7.50%, 5/1/30, #535289	38,305	37,483	43,638
8.00%, 5/1/30, #538266	23,687	23,496	24,704
8.00%, 6/1/30, #253347	55,478	55,028	64,679
5.00%, 11/1/33, #725027	1,890,458	1,924,979	2,110,966
5.00%, 7/1/39, #935588	1,322,796	1,346,609	1,469,893

Total U.S. Government Agency Mortgage-Backed Securities		6,791,604	7,214,967

Asset-Backed Security ¢ — 0.6%
Other — 0.6%
321 Henderson Receivables I LLC, Series 2007-3A, Class A, 6.15%, 10/15/48	789,359	872,118	892,223

Preferred Stocks — 38.0%
Real Estate Investment Trusts — 38.0%
Alexandria Real Estate Equities, Series E ☒	181,042	4,712,859	4,558,637
Boston Properties, Series B ☒	180,098	4,171,880	4,174,672
CommonWealth REIT, Series E ☒	161,500	3,806,320	4,126,325
Digital Realty, Series F ☒	155,754	4,029,076	3,828,433
Digital Realty, Series G ☒	30,624	730,783	675,869
Duke Realty, Series J ☒	38,000	893,000	954,750
Duke Realty, Series L ☒	74,260	1,529,361	1,844,901
Equity Residential Properties, Series K ☒	30,000	1,680,000	1,849,689
Health Care REIT, Series J ☒	176,000	4,399,968	4,470,382
Hospitality Properties, Series D ☒	61,211	1,639,301	1,559,656
Kimco Realty, Series H	9,600	239,040	250,848
Kimco Realty, Series I ☒	43,766	1,060,704	1,086,710
Kimco Realty, Series J ☒	113,000	2,743,850	2,578,660
Kimco Realty, Series K ☒	26,148	670,696	607,941
National Retail Properties, Series D ☒	177,437	4,443,124	4,501,577
National Retail Properties, Series E	6,400	124,800	146,176

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	23

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio II (BSP)

DESCRIPTION	SHARES	COST	VALUE ¶

PS Business Parks, Series S ☒	48,000	$1,286,400	$1,207,200
PS Business Parks, Series T ☒	123,501	3,074,190	2,982,549
PS Business Parks, Series U	3,000	62,700	69,030
PS Business Parks, Series V	18,600	406,590	430,707
Public Storage, Series R ☒	10,000	272,500	257,999
Public Storage, Series T ☒	21,719	568,822	529,075
Public Storage, Series U ☒	113,255	2,678,467	2,697,734
Public Storage, Series V ☒	18,752	475,363	426,983
Public Storage, Series W	6,985	176,371	154,648
Public Storage, Series X	16,000	359,400	356,144
Realty Income, Series E ☒	40,009	872,024	1,030,632
Realty Income, Series F ☒	39,000	1,052,550	1,019,850
Regency Centers, Series F ☒	152,936	3,977,775	3,907,515
Regency Centers, Series G ☒	27,908	690,049	662,257
Vornado Realty, Series J	5,490	136,701	143,014
Vornado Realty, Series K ☒	186,384	4,601,320	4,381,888
Vornado Realty, Series L	3,000	60,000	68,730
Weingarten Realty Investors, Series F ☒	70,352	1,735,319	1,765,399

Total Preferred Stocks		59,361,303	59,306,580

Total Unaffiliated Investments		230,537,182	210,300,935

Short-Term Investment — 0.9%
First American Prime Obligations Fund, Class Z, 0.02% W	1,424,072	1,424,072	1,424,072

Total Investments ▲ — 135.7%		$231,961,254	$211,725,007

Other Assets and Liabilities, Net — (35.7)%			(55,731,336)

Total Net Assets — 100.0%			$155,993,671

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On June 30, 2014, the total fair value of these securities was $74,679,198 or 47.9% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial, multifamily, and single family loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on June 30, 2014. Interest rates and maturity dates disclosed on single family loans represent the weighted average coupon and weighted average maturity for the underlying mortgage loans as of June 30, 2014. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of June 30, 2014.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On June 30, 2014, securities valued at $102,569,482 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$50,100,000	1.00%	$1,395

*	Interest rate as of June 30, 2014. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

The accompanying notes are an integral part of the financial statements.

24	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Strategic Income Portfolio II (BSP)

Description of collateral:

Corporate Bonds

Alexandria Real Estate Equities, 4.60%, 4/1/22, $1,750,000 par

BioMed Realty, 4.25%, 7/15/22, $1,395,000 par

Brandywine Operating Partnership, 3.95%, 2/15/23, $2,000,000 par

DCT Industrial Operating Partnership LP, 4.50%, 10/15/23, $1,000,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $1,980,000 par

Digital Realty, 5.25%, 3/15/21, $2,000,000 par

Digital Realty, 3.63%, 10/1/22, $800,000 par

Duke Realty, 4.38%, 6/15/22, $1,410,000 par

Duke Realty, 3.88%, 10/15/22, $2,500,000 par

Essex Portfolio LP, 3.25%, 5/1/23, $1,000,000 par

Health Care REIT, 3.75%, 3/15/23, $2,000,000 par

Highwoods Realty, 3.63%, 1/15/23, $3,300,000 par

Kilroy Realty, 3.80%, 1/15/23, $3,050,000 par

National Retail Properties, 3.80%, 10/15/22, $1,450,000 par

Post Apartment Homes, 3.38%, 12/1/22, $695,000 par

ProLogis, 6.88%, 3/15/20, $2,000,000 par

Senior Housing Properties, 6.75%, 12/15/21, $1,500,000 par

Senior Housing Properties, 5.63%, 8/1/42, $2,275,000 par

Ventas Realty, 5.45%, 3/15/43, $4,248,000 par

Vornado Realty, 5.00%, 1/15/22, $3,500,000 par

Washington REIT, 3.95%, 10/15/22, $3,850,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 181,042 shares

Boston Properties, Series B, 180,098 shares

CommonWealth REIT, Series E, 161,500 shares

Digital Realty, Series F, 155,754 shares

Digital Realty, Series G, 30,624 shares

Duke Realty, Series J, 38,000 shares

Duke Realty, Series L, 74,260 shares

Equity Residential Properties, Series K, 30,000 shares

Health Care REIT, Series J, 176,000 shares

Hospitality Properties, Series D, 61,211 shares

Kimco Realty, Series I, 43,766 shares

Kimco Realty, Series J, 113,000 shares

Kimco Realty, Series K, 26,148 shares

National Retail Properties, Series D, 177,437 shares

PS Business Parks, Series S, 48,000 shares

PS Business Parks, Series T, 123,501 shares

Public Storage, Series R, 10,000 shares

Public Storage, Series T, 21,719 shares

Public Storage, Series U, 113,255 shares

Public Storage, Series V, 18,752 shares

Realty Income, Series E, 40,009 shares

Realty Income, Series F, 39,000 shares

Regency Centers, Series F, 152,936 shares

Regency Centers, Series G, 27,908 shares

Vornado Realty, Series K, 186,384 shares

Weingarten Realty Investors, Series F, 70,352 shares

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On June 30, 2014, the total fair value of these investments was $1,922,455 or 1.2% of total net assets.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On June 30, 2014, securities valued at $7,214,967 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$6,904,000	6/5/14	0.37%	7/2/14	$1,844	(1)

*	Interest rate as of June 30, 2014. Rate is based on one-month LIBOR plus a spread and reset monthly.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	25

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio II (BSP)

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $437,661 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $45,425 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $711,109 par

Federal Home Loan Mortgage Corporation, 3.50%, 6/1/42, $1,722,910 par

Federal National Mortgage Association, 6.00%, 10/1/16, $20,928 par

Federal National Mortgage Association, 5.50%, 6/1/17, $31,223 par

Federal National Mortgage Association, 5.00%, 9/1/17, $47,951 par

Federal National Mortgage Association, 5.00%, 11/1/17, $66,872 par

Federal National Mortgage Association, 6.50%, 6/1/29, $217,313 par

Federal National Mortgage Association, 7.50%, 5/1/30, $38,305 par

Federal National Mortgage Association, 8.00%, 5/1/30, $23,687 par

Federal National Mortgage Association, 8.00%, 6/1/30, $55,478 par

Federal National Mortgage Association, 5.00%, 11/1/33, $1,890,458 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,322,796 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of June 30, 2014. See note 2 in Notes to Financial Statements.

▲	On June 30, 2014, the cost of investments for federal income tax purposes was $232,064,007. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,657,989
Gross unrealized depreciation	(22,996,989)

Net unrealized depreciation	$(20,339,000)

REIT–Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

26	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 52.9%
Commercial Loans — 37.1%
150 North Pantano I, Tucson, AZ, 5.90%, 8/1/14 ¿	1/4/05	$3,525,000	$3,526,137	$1,875,300
150 North Pantano II, Tucson, AZ, 14.88%, 8/1/14 ¿	1/4/05	440,000	440,259	71,283
2165 Shermer Road, Northbrook, IL, 4.13%, 9/1/28	8/13/13	2,327,765	2,327,765	2,344,508
5600 University Boulevard, Albuquerque, NM, 5.10%, 2/1/24	1/31/14	2,971,276	2,971,276	3,119,839
8324 East Hartford Drive I, Scottsdale, AZ, 6.90%, 5/1/20	4/8/04	3,220,015	3,369,044	3,220,015
Allegiance Health, Jackson, MI, 5.88%, 1/1/21	12/28/10	8,138,503	8,138,503	8,545,429
Biltmore Lakes Corporate Center, Phoenix, AZ, 4.88%, 9/1/14	8/2/04	1,699,365	1,699,365	1,177,183
Cresthaven Medical, Memphis, TN, 3.88%, 6/1/18	5/6/13	2,343,750	2,343,750	2,300,330
Jilly’s American Grill, Scottsdale, AZ, 6.38%, 3/1/17	8/19/05	1,799,524	1,799,524	1,799,524
La Cholla Plaza I, Tucson, AZ, 3.43%, 8/1/14 ¿ r	7/26/06	11,135,604	11,136,400	6,888,919
NCH Commercial Pool II, Rocky Point, Mexico, 11.93%, 8/1/14 ¿	12/4/07	14,000,000	14,242,166	6,934,999
North Austin Business Center, Austin, TX, 5.65%, 11/1/18	10/29/04	3,276,551	3,276,551	3,440,378
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17	3/26/07	4,492,493	4,492,493	4,582,343
RealtiCorp Fund III, Crystal River, FL, 5.93%, 7/1/16	2/28/06	3,972,755	3,972,755	3,972,755
Spa Atlantis, Pompano Beach, FL, 7.93%, 8/1/16	9/30/05	11,000,000	11,000,000	11,000,000
Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15	8/25/04	3,204,207	3,204,207	3,204,207

			77,940,195	64,477,012

Multifamily Loans — 15.8%
Chateau Club Apartments I, Athens, GA, 6.68%, 12/1/12 ¿ §	12/20/07	6,000,000	6,000,000	4,818,018
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/12 § S	12/20/07	2,991,624	2,991,624	2,054,881
El Dorado Apartments I, Tucson, AZ, 5.65%, 9/1/17	8/26/04	2,420,444	2,422,852	2,420,444
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/17	8/26/04	328,622	328,622	267,121
Gateway Villages Apartments, Clare, MI, 4.96%, 5/1/27	4/10/14	3,185,908	3,185,908	3,345,203
Good Haven Apartments, Dallas, TX, 4.88%, 8/1/17	8/24/04	2,350,000	2,350,000	2,350,000
Montevista Apartments, Fort Worth, TX, 7.43%, 3/1/17	8/30/07	7,308,000	7,308,000	6,759,892
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 8/1/14 ¿	10/17/06	4,933,450	4,943,515	102,749
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 ¿ §	1/17/07	3,328,000	3,328,000	1,770,496
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 ¿ §	1/17/07	416,000	416,000	103,462
RiverPark Land Lot III, Oxnard, CA, 4.90%, 10/1/12 §	10/9/07	3,650,000	3,650,000	3,472,351

			36,924,521	27,464,617

Total Whole Loans			114,864,716	91,941,629

Corporate Bonds — 41.2%
Consumer Cyclical ☒ — 0.6%
American Water Capital, 4.30%, 12/1/42		1,000,000	1,017,145	1,006,507

Real Estate Investment Trusts — 40.6%
American Campus Communities Operating Partnership, 3.75%, 4/15/23		3,100,000	2,985,613	3,064,195
BioMed Realty, 4.25%, 7/15/22 ☒		1,755,000	1,837,032	1,809,498
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		2,000,000	1,988,578	2,013,336
Corporate Office Properties, 3.60%, 5/15/23		2,000,000	1,919,565	1,912,424
Developers Diversified Realty, 4.63%, 7/15/22 ☒		3,200,000	3,474,747	3,424,150
Digital Realty, 5.88%, 2/1/20 ☒		2,536,000	2,741,620	2,818,528
Digital Realty, 5.25%, 3/15/21 ☒		3,000,000	3,317,089	3,222,690
Duke Realty, 6.75%, 3/15/20		2,000,000	2,365,339	2,383,428
Duke Realty, 4.38%, 6/15/22		1,150,000	1,217,924	1,211,393
Equity One, 3.75%, 11/15/22 ☒		6,055,000	6,014,402	6,000,711
Essex Portfolio, 3.63%, 8/15/22 ☒		4,600,000	4,605,155	4,640,512
Essex Portfolio, 3.38%, 1/15/23 ¢ ☒		2,425,000	2,347,062	2,391,157
Health Care REIT, 3.75%, 3/15/23		1,175,000	1,185,160	1,178,709
Hospitality Properties, 5.00%, 8/15/22 ☒		4,390,000	4,499,082	4,644,282

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	27

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio III (CSP)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

Hospitality Properties, 4.50%, 6/15/23 ☒	$2,000,000	$1,999,981	$2,038,560
Host Hotels & Resorts, 3.75%, 10/15/23 ☒	3,000,000	2,946,923	2,972,937
Kilroy Realty, 3.80%, 1/15/23 ☒	2,000,000	1,989,838	2,017,614
Mack-Cali Realty, 7.75%, 8/15/19 ☒	1,025,000	1,202,977	1,220,637
Mid-America Apartments, 4.30%, 10/15/23	1,650,000	1,644,869	1,727,220
National Retail Properties, 3.30%, 4/15/23 ☒	5,150,000	4,841,823	4,998,034
Post Apartment Homes, 3.38%, 12/1/22	595,000	594,668	578,347
Senior Housing Properties, 4.75%, 5/1/24	3,000,000	3,001,332	3,066,522
Senior Housing Properties, 5.63%, 8/1/42 ☒	2,250,000	2,191,000	2,077,200
Ventas Realty, 5.45%, 3/15/43	4,970,225	4,998,520	4,761,475
Vornado Realty, 5.00%, 1/15/22 ☒	1,735,000	1,804,647	1,900,476
Washington REIT, 3.95%, 10/15/22 ☒	2,510,000	2,595,121	2,515,803

		70,310,067	70,589,838

Total Corporate Bonds		71,327,212	71,596,345

U.S. Government Agency Mortgage-Backed Securities a — 5.2%
Fixed Rate — 5.2%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	437,662	441,517	464,687
9.00%, 7/1/30, #C40149	63,595	64,677	75,145
5.00%, 5/1/39, #G05430	976,704	998,648	1,080,869
3.50%, 6/1/42, #C09000	405,602	428,506	417,451
Federal National Mortgage Association,
6.00%, 10/1/16, #607030	20,928	20,951	21,565
5.50%, 2/1/17, #623874	32,187	32,169	34,184
5.50%, 6/1/17, #648508	31,223	31,262	33,161
5.00%, 9/1/17, #254486	47,951	47,985	50,863
5.00%, 11/1/17, #657356	66,872	66,970	70,942
6.50%, 6/1/29, #252497	152,119	151,476	172,201
7.50%, 5/1/30, #535289	38,305	37,483	43,638
8.00%, 5/1/30, #538266	23,687	23,496	24,704
8.00%, 6/1/30, #253347	49,930	49,525	58,212
5.00%, 12/1/35, #995317	1,644,156	1,686,682	1,831,733
5.00%, 7/1/39, #935512	879,155	894,160	976,919
5.00%, 7/1/39, #AA9716	3,287,965	3,365,990	3,653,592

Total U.S. Government Agency Mortgage-Backed Securities		8,341,497	9,009,866

Preferred Stocks — 37.5%
Real Estate Investment Trusts — 37.5%
Alexandria Real Estate Equities, Series E ☒	206,080	5,206,973	5,189,094
Boston Properties, Series B	233,480	5,673,701	5,412,067
CommonWealth REIT, Series E ☒	71,548	1,628,918	1,828,051
Digital Realty, Series E ☒	20,171	514,524	515,167
Digital Realty, Series F ☒	164,026	4,108,851	4,031,759
Digital Realty, Series G	26,367	599,121	581,917
Duke Realty, Series J ☒	56,556	1,203,278	1,420,970
Duke Realty, Series L ☒	13,000	325,650	322,969
Health Care REIT, Series J ☒	196,600	5,186,949	4,993,620
Hospitality Properties, Series D ☒	163,212	4,127,357	4,158,642
Kimco Realty, Series I	58,480	1,381,498	1,452,058
Kimco Realty, Series J ☒	126,891	3,184,070	2,895,653
Kimco Realty, Series K	42,333	1,070,441	984,242
National Retail Properties, Series D ☒	195,623	4,883,237	4,962,956
PS Business Parks, Series R	37,373	1,004,213	956,375
PS Business Parks, Series S ☒	27,800	724,910	699,170

The accompanying notes are an integral part of the financial statements.

28	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	VALUE ¶

PS Business Parks, Series T ☒	123,291	$3,075,856	$2,977,478
PS Business Parks, Series U	21,300	532,500	490,113
Public Storage, Series P	11,300	299,450	293,122
Public Storage, Series Q	24,892	615,870	647,192
Public Storage, Series R	4,000	100,600	103,200
Public Storage, Series S ☒	62,000	1,521,190	1,513,420
Public Storage, Series T ☒	63,578	1,670,070	1,548,760
Public Storage, Series U	20,894	441,908	497,695
Public Storage, Series X	20,200	507,660	449,632
Realty Income, Series E ☒	36,520	824,632	940,755
Realty Income, Series F ☒	153,162	4,062,388	4,005,186
Regency Centers, Series F ☒	191,817	4,987,634	4,900,924
Vornado Realty, Series J	6,496	161,750	169,221
Vornado Realty, Series K ☒	126,480	3,244,075	2,973,545
Vornado Realty, Series L	75,000	1,792,750	1,718,250
Weingarten Realty Investors, Series F ☒	56,143	1,279,575	1,408,841

Total Preferred Stocks		65,941,599	65,042,044

Total Unaffiliated Investments		260,475,024	237,589,884

Short-Term Investment — 1.1%
First American Prime Obligations Fund, Class Z, 0.02% W	1,993,659	1,993,659	1,993,659

Total Investments ▲ — 137.9%		$262,468,683	$239,583,543

Other Assets and Liabilities, Net — (37.9)%			(65,882,325)

Total Net Assets — 100.0%			$173,701,218

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On June 30, 2014, the total fair value of these securities was $91,941,629 or 52.9% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on June 30, 2014. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of June 30, 2014.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of June 30, 2014.

§	Loan has matured or will mature in the next couple of months and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On June 30, 2014, securities valued at $102,999,592 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$58,600,000	1.00%	$1,632

*	Interest rate as of June 30, 2014. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	29

Schedule of Investments	June 30, 2014

American Strategic Income Portfolio III (CSP)

Description of collateral:

Corporate Bonds

American Water Capital, 4.30%, 12/1/42, $1,000,000 par

BioMed Realty, 4.25%, 7/15/22, $1,755,000 par

Brandywine Operating Partnership, 3.95%, 2/15/23, $2,000,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $3,200,000 par

Digital Realty, 5.88%, 2/1/20, $2,536,000 par

Digital Realty, 5.25%, 3/15/21, $3,000,000 par

Equity One, 3.75%, 11/15/22, $6,055,000 par

Essex Portfolio, 3.63%, 8/15/22, $4,600,000 par

Essex Portfolio, 3.38%, 1/15/23, $2,425,000 par

Hospitality Properties, 5.00%, 8/15/22, $4,390,000 par

Hospitality Properties, 4.50%, 6/15/23, $2,000,000 par

Host Hotels & Resorts, 3.75%, 10/15/23, $3,000,000 par

Kilroy Realty, 3.80%, 1/15/23, $2,000,000 par

Mack-Cali Realty, 7.75%, 8/15/19, $1,025,000 par

National Retail Properties, 3.30%, 4/15/23, $5,150,000 par

Senior Housing Properties, 5.63%, 8/1/42, $2,250,000 par

Vornado Realty, 5.00%, 1/15/22, $1,735,000 par

Washington REIT, 3.95%, 10/15/22, $2,510,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 206,080 shares

CommonWealth REIT, Series E, 71,548 shares

Digital Realty, Series E, 20,171 shares

Digital Realty, Series F, 164,026 shares

Duke Realty, Series J, 56,556 shares

Duke Realty, Series L, 13,000 shares

Health Care REIT, Series J, 196,600 shares

Hospitality Properties, Series D, 163,212 shares

Kimco Realty, Series J, 126,891 shares

National Retail Properties, Series D, 195,623 shares

PS Business Parks, Series S, 27,800 shares

PS Business Parks, Series T, 123,291 shares

Public Storage, Series S, 62,000 shares

Public Storage, Series T, 63,578 shares

Realty Income, Series E, 36,520 shares

Realty Income, Series F, 153,162 shares

Regency Centers, Series F, 191,817 shares

Vornado Realty, Series K, 126,480 shares

Weingarten Realty Investors, Series F, 56,143 shares

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On June 30, 2014, the total fair value of these investments was $2,391,157 or 1.4% of total net assets.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On June 30, 2014, securities valued at $9,009,866 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$8,687,000	6/5/14	0.37%	7/2/14	$2,321	(1)

*	Interest rate as of June 30, 2014. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $437,662 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $63,595 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $976,704 par

Federal Home Loan Mortgage Corporation, 3.50%, 6/1/42, $405,602 par

Federal National Mortgage Association, 6.00%, 10/1/16, $20,928 par

Federal National Mortgage Association, 5.50%, 2/1/17, $32,187 par

Federal National Mortgage Association, 5.50%, 6/1/17, $31,223 par

Federal National Mortgage Association, 5.00%, 9/1/17, $47,951 par

Federal National Mortgage Association, 5.00%, 11/1/17, $66,872 par

The accompanying notes are an integral part of the financial statements.

30	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Strategic Income Portfolio III (CSP)

Federal National Mortgage Association, 6.50%, 6/1/29, $152,119 par

Federal National Mortgage Association, 7.50%, 5/1/30, $38,305 par

Federal National Mortgage Association, 8.00%, 5/1/30, $23,687 par

Federal National Mortgage Association, 8.00%, 6/1/30, $49,930 par

Federal National Mortgage Association, 5.00%, 12/1/35, $1,644,156 par

Federal National Mortgage Association, 5.00%, 7/1/39, $879,155 par

Federal National Mortgage Association, 5.00%, 7/1/39, $3,287,965 par

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of June 30, 2014. See note 2 in Notes to Financial Statements.

▲	On June 30, 2014, the cost of investments for federal income tax purposes was $262,527,429. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$3,480,081
Gross unrealized depreciation	(26,423,967)

Net unrealized depreciation	$(22,943,886)

REIT–Real Estate Investment Trust

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	31

Schedule of Investments	June 30, 2014

American Select Portfolio (SLA)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶

(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 44.5%
Commercial Loans — 34.1%
31601 Industrial Drive, Livonia, MI, 4.13%, 1/1/24 r	12/30/13	$2,159,828	$2,159,828	$2,159,828
Clear Lake Central I, Webster, TX, 4.93%, 9/1/14	7/27/06	6,895,716	6,895,716	6,895,716
Gateway Business Center, St. Cloud, MN, 4.82%, 10/1/23	9/13/13	3,206,524	3,206,524	3,366,851
George Gee Hummer, Liberty Lake, WA, 6.38%, 7/1/18	6/30/05	2,094,900	2,094,900	1,979,069
George Gee Pontiac I, Liberty Lake, WA, 6.40%, 7/1/18	6/30/05	4,608,781	4,608,781	4,357,768
George Gee Pontiac II, Liberty Lake, WA, 6.38%, 7/1/18	9/14/06	739,377	739,377	698,397
George Gee Porsche, Liberty Lake, WA, 6.38%, 7/1/18	9/14/06	2,464,588	2,464,588	2,327,989
Hacienda Colorado Restaurant, Englewood, CO, 4.38%, 7/1/23	6/5/13	2,083,279	2,083,279	2,129,909
Jamestown Medical Office Building, Jamestown, ND, 4.43%, 5/1/23	4/5/13	6,055,661	6,055,661	6,238,378
Mandala Agency Building, Bend, OR, 6.38%, 6/1/17	5/23/07	2,128,918	2,128,918	2,150,207
Rivertree Court, Vernon Hills, IL, 5.19%, 12/1/23	11/8/13	2,070,721	2,070,721	2,174,257
RL Stowe Portfolio, Belmont, NC & Chattanooga, TN, 2.93%, 1/1/15	10/12/07	6,895,706	6,895,706	3,668,515
Superior Ford Dealership, Plymouth, MN, 6.43%, 7/1/17	6/28/07	4,559,943	4,559,943	4,787,940

			45,963,942	42,934,824

Multifamily Loans — 10.4%
Briarhill Apartments I, Eden Prairie, MN, 6.90%, 9/1/15	8/11/03	3,754,496	3,754,496	3,792,041
Keystone Crossings, Springdale, AR, 8.15%, 7/5/16	6/27/07	4,875,000	4,875,000	4,525,662
NCH Multifamily Pool II, Rocky Point, Mexico, 11.93%, 8/1/14 ¿	10/1/07	5,400,000	5,652,172	4,750,000

			14,281,668	13,067,703

Total Whole Loans			60,245,610	56,002,527

Corporate Notes ¥ — 6.8%
Fixed Rate — 6.8%
Stratus Properties I, 7.25%, 3/31/15	12/28/00	5,000,000	5,000,000	5,000,000
Stratus Properties VII, 7.25%, 12/31/15	6/1/07	3,500,000	3,500,000	3,535,000

Total Corporate Notes			8,500,000	8,535,000

Corporate Bonds — 35.4%
Real Estate Investment Trusts — 35.4%
Brandywine Operating Partnership, 3.95%, 2/15/23 ☒		2,780,000	2,747,726	2,798,537
CommonWealth REIT, 5.88%, 9/15/20 ☒		1,375,000	1,472,081	1,497,200
Developers Diversified Realty, 4.63%, 7/15/22 ☒		2,200,000	2,358,493	2,354,103
Digital Realty, 5.88%, 2/1/20 ☒		1,000,000	1,081,081	1,111,407
Duke Realty, 6.75%, 3/15/20 ☒		1,600,000	1,892,271	1,906,742
Equity One, 3.75%, 11/15/22 ☒		2,203,000	2,182,600	2,183,248
HCP, 3.15%, 8/1/22		2,000,000	1,983,165	1,961,300
Health Care REIT, 5.25%, 1/15/22 ☒		1,750,000	1,946,813	1,962,807
Health Care REIT, 3.75%, 3/15/23		885,000	892,652	887,794
Healthcare Realty, 5.75%, 1/15/21 ☒		2,690,000	2,969,552	3,042,221
Highwoods Realty, 3.63%, 1/15/23		750,000	735,060	740,718
Hospitality Properties, 4.65%, 3/15/24		900,000	913,833	943,111
Host Hotels & Resorts, 5.25%, 3/15/22		1,000,000	1,026,533	1,102,439
Host Hotels & Resorts, 3.75%, 10/15/23		197,000	182,108	195,223
Kilroy Realty, 3.80%, 1/15/23 ☒		3,000,000	2,866,891	3,026,421
Liberty Property, 3.38%, 6/15/23 ☒		2,500,000	2,485,691	2,426,278
Mid-America Apartments, 4.30%, 10/15/23		1,100,000	1,096,579	1,151,480
National Retail Properties, 3.80%, 10/15/22 ☒		1,425,000	1,476,142	1,453,095
Post Apartment Homes, 3.38%, 12/1/22 ☒		1,515,000	1,514,154	1,472,598
Realty Income, 4.65%, 8/1/23		1,430,000	1,446,563	1,535,321
Senior Housing Properties, 6.75%, 12/15/21		340,000	386,627	397,223

The accompanying notes are an integral part of the financial statements.

32	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Select Portfolio (SLA)

DESCRIPTION	PAR/ SHARES	COST	VALUE ¶

Senior Housing Properties, 5.63%, 8/1/42	$1,146,125	$1,126,745	$1,058,103
Ventas Realty, 3.25%, 8/15/22	1,015,000	997,806	1,003,465
Ventas Realty, 5.45%, 3/15/43	3,966,375	3,985,676	3,799,787
Washington REIT, 3.95%, 10/15/22 ☒	1,100,000	1,134,872	1,102,543
Weingarten Realty Investors, 3.38%, 10/15/22 ☒	3,450,000	3,425,319	3,381,179

Total Corporate Bonds		44,327,033	44,494,343

U.S. Government Agency Mortgage-Backed Securities a — 12.0%
Fixed Rate — 12.0%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231	246,185	248,353	261,387
7.50%, 12/1/29, #C00896	76,316	75,412	89,095
5.00%, 5/1/39, #G05430	488,352	499,324	540,434
Federal National Mortgage Association,
5.00%, 11/1/17, #657356	66,872	66,969	70,942
6.50%, 6/1/29, #252497	195,582	194,755	221,401
7.50%, 5/1/30, #535289	21,281	20,824	24,243
8.00%, 5/1/30, #538266	13,159	13,053	13,724
5.00%, 11/1/33, #725027	697,260	709,992	778,590
5.00%, 7/1/39, #935588	768,804	782,644	854,297
4.50%, 3/1/40, #932669	990,487	999,035	1,073,139
4.00%, 12/1/40, #MA0583	1,131,278	1,142,057	1,202,284
3.50%, 2/1/41, #AE0828	1,713,638	1,772,531	1,766,734
3.50%, 3/1/41, #AE0981	2,339,665	2,424,637	2,412,159
3.50%, 2/1/42, #AB4514	1,840,209	1,877,469	1,897,227
3.50%, 4/1/42, #MA1027	1,792,677	1,854,314	1,848,223
3.50%, 8/1/42, #AL2417	1,971,361	2,107,200	2,032,442

Total U.S. Government Agency Mortgage-Backed Securities		14,788,569	15,086,321

Asset-Backed Security ¢ — 0.7%
Other — 0.7%
321 Henderson Receivables I LLC, Series 2007-3A, Class A, 6.15%, 10/15/48	789,359	872,118	892,224

Preferred Stocks — 38.8%
Real Estate Investment Trusts — 38.8%
Alexandria Real Estate Equities, Series E ☒	143,250	3,612,290	3,607,035
Boston Properties, Series B ☒	177,874	4,220,719	4,123,119
CommonWealth REIT, Series E ☒	137,698	3,253,110	3,518,184
Digital Realty, Series E ☒	141,400	3,535,140	3,611,356
Digital Realty, Series G	8,500	171,530	187,594
Duke Realty, Series J	630	15,120	15,829
Duke Realty, Series K ☒	35,000	836,500	873,950
Duke Realty, Series L ☒	17,270	330,202	429,052
Equity Residential Properties, Series K ☒	18,000	991,800	1,109,813
Health Care REIT, Series J ☒	123,170	3,174,409	3,128,506
Hospitality Properties, Series D	44,420	1,204,560	1,131,822
Kimco Realty, Series I	56,355	1,345,579	1,399,295
Kimco Realty, Series J ☒	88,000	2,203,750	2,008,160
Kimco Realty, Series K	30,000	753,100	697,500
National Retail Properties, Series D ☒	146,840	3,680,710	3,725,331
National Retail Properties, Series E	10,100	196,950	230,684
PS Business Parks, Series S ☒	48,000	1,276,800	1,207,200
PS Business Parks, Series T ☒	75,875	1,866,356	1,832,381
PS Business Parks, Series U	2,000	41,800	46,020
PS Business Parks, Series V	38,700	899,826	896,149

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	33

Schedule of Investments	June 30, 2014

American Select Portfolio (SLA)

DESCRIPTION	SHARES	COST	VALUE ¶
Public Storage, Series P	11,400	300,960	295,716
Public Storage, Series Q ☒	17,675	443,666	459,550
Public Storage, Series R ☒	36,500	931,975	941,696
Public Storage, Series T	7,715	199,819	187,937
Public Storage, Series U	18,930	471,977	450,913
Public Storage, Series V	23,288	590,351	530,268
Public Storage, Series W	7,015	177,129	155,312
Public Storage, Series X	34,800	810,840	774,613
Realty Income, Series E ☒	91,670	2,214,334	2,361,419
Realty Income, Series F	50,250	1,303,543	1,314,038
Regency Centers, Series F ☒	142,126	3,772,790	3,631,319
Regency Centers, Series G	14,400	365,472	341,712
Vornado Realty, Series G ☒	40,000	998,000	1,014,400
Vornado Realty, Series I ☒	24,000	596,400	607,920
Vornado Realty, Series J	4,400	109,560	114,620
Vornado Realty, Series K ☒	61,415	1,568,468	1,443,867
Vornado Realty, Series L	16,000	394,400	366,560

Total Preferred Stocks		48,859,935	48,770,840

Total Unaffiliated Investments		177,593,265	173,781,255

Short-Term Investment — 1.2%
First American Prime Obligations Fund, Class Z, 0.02% W	1,527,321	1,527,321	1,527,321

Total Investments ▲ — 139.4%		$179,120,586	$175,308,576

Other Assets and Liabilities, Net — (39.4)%			(49,508,969)

Total Net Assets — 100.0%			$125,799,607

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¥	Securities purchased as part of a private placement which have not been registered with the U.S. Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On June 30, 2014, the total fair value of these securities was $64,537,527 or 51.3% of total net assets. See note 2 in Notes to Financial Statements.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on June 30, 2014. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

r	Variable Rate Security – The rate shown is the net coupon rate in effect as of June 30, 2014.

Interest Only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of June 30, 2014.

Participating Loan – A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On June 30, 2014, securities valued at $69,352,637 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$36,100,000	1.00%	$1,006

*	Interest rate as of June 30, 2014. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 0.85%.

The accompanying notes are an integral part of the financial statements.

34	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

American Select Portfolio (SLA)

Description of collateral:

Corporate Bonds

Brandywine Operating Partnership, 3.95%, 2/15/23, $2,780,000 par

CommonWealth REIT, 5.88%, 9/15/20, $1,375,000 par

Developers Diversified Realty, 4.63%, 7/15/22, $2,200,000 par

Digital Realty, 5.88%, 2/1/20, $1,000,000 par

Duke Realty, 6.75%, 3/15/20, $1,600,000 par

Equity One, 3.75%, 11/15/22, $2,203,000 par

Health Care REIT, 5.25%, 1/15/22, $1,750,000 par

Healthcare Realty, 5.75%, 1/15/21, $2,690,000 par

Kilroy Realty, 3.80%, 1/15/23, $3,000,000 par

Liberty Property, 3.38%, 6/15/23, $2,500,000 par

National Retail Properties, 3.80%, 10/15/22, $1,425,000 par

Post Apartment Homes, 3.38%, 12/1/22, $1,515,000 par

Washington REIT, 3.95%, 10/15/22, $1,100,000 par

Weingarten Realty Investors, 3.38%, 10/15/22, $3,450,000 par

Preferred Stocks

Alexandria Real Estate Equities, Series E, 143,250 shares

Boston Properties, Series B, 177,874 shares

CommonWealth REIT, Series E, 137,698 shares

Digital Realty, Series E, 141,400 shares

Duke Realty, Series K, 35,000 shares

Duke Realty, Series L, 17,270 shares

Equity Residential Properties, Series K, 18,000 shares

Health Care REIT, Series J, 123,170 shares

Kimco Realty, Series J, 88,000 shares

National Retail Properties, Series D, 146,840 shares

PS Business Parks, Series S, 48,000 shares

PS Business Parks, Series T, 75,875 shares

Public Storage, Series Q, 17,675 shares

Public Storage, Series R, 36,500 shares

Realty Income, Series E, 91,670 shares

Regency Centers, Series F, 142,126 shares

Vornado Realty, Series G, 40,000 shares

Vornado Realty, Series I, 24,000 shares

Vornado Realty, Series K, 61,415 shares

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On June 30, 2014, securities valued at $15,086,321 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$14,368,000	6/5/14	0.37%	7/2/14	$3,839	(1)

*	Interest rate as of June 30, 2014. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $246,185 par

Federal Home Loan Mortgage Corporation, 7.50%, 12/1/29, $76,316 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $488,352 par

Federal National Mortgage Association, 5.00%, 11/1/17, $66,872 par

Federal National Mortgage Association, 6.50%, 6/1/29, $195,582 par

Federal National Mortgage Association, 7.50%, 5/1/30, $21,281 par

Federal National Mortgage Association, 8.00%, 5/1/30, $13,159 par

Federal National Mortgage Association, 5.00%, 11/1/33, $697,260 par

Federal National Mortgage Association, 5.00%, 7/1/39, $768,804 par

Federal National Mortgage Association, 4.50%, 3/1/40, $990,487 par

Federal National Mortgage Association, 4.00%, 12/1/40, $1,131,278 par

Federal National Mortgage Association, 3.50%, 2/1/41, $1,713,638 par

Federal National Mortgage Association, 3.50%, 3/1/41, $2,339,665 par

Federal National Mortgage Association, 3.50%, 2/1/42, $1,840,209 par

Federal National Mortgage Association, 3.50%, 4/1/42, $1,792,677 par

Federal National Mortgage Association, 3.50%, 8/1/42, $1,971,361 par

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	35

Schedule of Investments	June 30, 2014

American Select Portfolio (SLA)

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On June 30, 2014, the total fair value of these investments was $892,224 or 0.7% of total net assets.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of June 30, 2014. See note 2 in Notes to Financial Statements.

▲	On June 30, 2014, the cost of investments for federal income tax purposes was $179,154,312. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$2,863,446
Gross unrealized depreciation	(6,709,182)

Net unrealized depreciation	$(3,845,736)

REIT–Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

36	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Statements of Assets and Liabilities	June 30, 2014

	ASP	BSP	CSP	SLA
Assets:
Unaffiliated investments, at fair value (Cost: $65,272,560, $230,537,182, $260,475,024, $177,593,265) (note 2)	$65,473,502	$210,300,935	$237,589,884	$173,781,255
Affiliated money market fund, at fair value (Cost: $1,169,017, $1,424,072, $1,993,659, $1,527,321) (note 3)	1,169,017	1,424,072	1,993,659	1,527,321
Receivable for accrued dividends and interest	472,130	1,608,710	1,779,587	1,249,593
Receivable for accrued dividends in affiliated money market fund	9	12	16	12
Prepaid expenses and other assets	879	643	321	532

Total assets	67,115,537	213,334,372	241,363,467	176,558,713

Liabilities:
Payable under loan agreement (note 2)	13,000,000	50,100,000	58,600,000	36,100,000
Payable for reverse repurchase agreements (note 2)	5,700,000	6,904,000	8,687,000	14,368,000
Bank overdraft	18,899	—	—	—
Payable for investment advisory fees	13,928	72,742	79,164	50,314
Payable for administrative fees	10,073	31,294	35,231	25,157
Payable for audit fees	42,169	42,169	42,169	42,169
Payable for legal fees	51,916	135,721	149,338	109,554
Payable for transfer agent fees	7,847	3,164	3,030	2,359
Payable for interest expense	1,885	3,239	3,953	4,845
Payable for other expenses	27,077	48,372	62,364	56,708

Total liabilities	18,873,794	57,340,701	67,662,249	50,759,106

Net assets applicable to outstanding capital stock	$48,241,743	$155,993,671	$173,701,218	$125,799,607

Composition of net assets:
Capital stock and additional paid-in capital	$48,197,614	$186,428,025	$236,397,456	$129,111,073
Undistributed (distributions in excess of) net investment income	(20,175)	(111,515)	(683,315)	151,310
Accumulated net realized gain (loss) on investments	(136,638)	(10,086,592)	(39,127,783)	349,234
Net unrealized appreciation (depreciation) of investments	200,942	(20,236,247)	(22,885,140)	(3,812,010)

Total–representing net assets applicable to capital stock	$48,241,743	$155,993,671	$173,701,218	$125,799,607

Net asset value and market price of capital stock:
Net assets applicable to capital stock	$48,241,743	$155,993,671	$173,701,218	$125,799,607
Shares outstanding (authorized 1 billion shares of each fund of $0.01 par value)	4,231,331	15,985,741	21,356,023	10,662,195
Net asset value per share	$11.40	$9.76	$8.13	$11.80
Market price per share	$10.26	$8.78	$7.32	$10.70

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	37

Statements of Operations	June 30, 2014

	ASP		BSP
	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13
Investment Income:
Interest from unaffiliated investments	$1,892,223	$2,721,972	$6,076,157	$8,576,940
Dividends from unaffiliated investments	1,081,240	1,322,969	3,311,760	3,784,690
Participating income from investments no longer held (note 2)	—	—	—	—
Dividends from affiliated money market fund	122	663	246	1,201
Net operating income (loss) from real estate owned (note 2)	59,968	16,275	—	(1,126)

Total investment income	3,033,553	4,061,879	9,388,163	12,361,705

Expenses (note 3):
Investment advisory fees	211,515	279,726	661,378	839,398
Interest expense	138,039	192,529	499,098	908,662
Administration fees	98,191	132,162	305,150	401,076
Custodian fees	7,855	10,606	24,414	32,052
Mortgage servicing fees	17,393	24,651	52,761	72,505
Legal fees	68,558	36,033	165,456	36,033
Audit fees	58,783	55,268	58,783	55,268
Postage and printing fees	8,675	10,187	20,714	26,736
Transfer agent fees	15,507	19,046	17,219	19,283
Listing fees	23,566	23,816	24,966	25,229
Directors’ fees	52,513	72,912	52,513	72,912
Insurance fees	35,514	29,882	35,564	29,882
Pricing fees	22,978	15,476	22,978	15,476
Proxy fees	—	23,407	—	46,815
Other expenses	29,901	32,285	25,871	29,230

Total expenses	788,988	957,986	1,966,865	2,610,557

Less: Fee reimbursements (note 3 and 5)	(1,190)	(1,923)	(1,829)	(3,532)
Less: Indirect payments from custodian (note 3)	(4)	(54)	(5)	—

Total net expenses	787,794	956,009	1,965,031	2,607,025

Net investment income	2,245,759	3,105,870	7,423,132	9,754,680

Net realized and unrealized gains (losses) on investments and real estate owned (notes 2 and 4):
Net realized gain (loss) on investments	(227,587)	6,158,132	(6,511,243)	8,982,423
Net realized loss on real estate owned	(1,502,827)	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,423,793	(9,840,940)	18,325,817	(28,043,535)
Net change in unrealized appreciation or depreciation of real estate owned	1,489,940	(1,489,940)	—	—

Net gain (loss) on investments	3,183,319	(5,172,748)	11,814,574	(19,061,112)

Net increase (decrease) in net assets resulting from operations	$5,429,078	$(2,066,878)	$19,237,706	$(9,306,432)

*	See note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

CSP		SLA
Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13

$6,981,652	$9,981,399	$4,710,578	$6,266,296
3,946,335	4,198,053	2,715,714	3,161,311
816,543	1,474,770	375,566	884,281
240	936	215	1,181
—	(48,918)	—	—

11,744,770	15,606,240	7,802,073	10,313,069

782,734	977,752	502,324	639,223
525,545	1,065,104	364,137	461,848
341,139	430,841	251,162	319,612
27,293	34,494	20,092	25,519
84,841	91,273	55,551	42,282
183,055	36,033	130,928	36,033
58,783	55,268	58,783	55,268
22,888	32,273	16,537	21,378
17,572	17,889	16,263	17,089
25,402	25,670	23,566	23,816
52,513	72,912	52,513	72,913
35,575	29,882	35,552	29,882
22,978	15,476	22,978	15,476
—	62,418	—	39,010
26,887	40,990	26,606	28,701

2,207,205	2,988,275	1,576,992	1,828,050

(1,820)	(3,717)	(1,913)	(3,016)
(16)	(4)	(17)	(3)

2,205,369	2,984,554	1,575,062	1,825,031

9,539,401	12,621,686	6,227,011	8,488,038

(1,609,898)	(2,212,161)	50,139	6,468,764
—	(503,425)	—	—
13,038,881	(13,471,780)	10,317,425	(15,465,772)
—	171,672	—	—

11,428,983	(16,015,694)	10,367,564	(8,997,008)

$20,968,384	$(3,394,008)	$16,594,575	$(508,970)

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	39

Statements of Changes in Net Assets

	ASP			BSP
	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Year Ended 8/31/12	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$2,245,759	$3,105,870	$3,574,622	$7,423,132	$9,754,680	$9,756,953
Net realized gain (loss) on investments	(227,587)	6,158,132	845,219	(6,511,243)	8,982,423	(2,633,961)
Net realized loss on real estate owned	(1,502,827)	—	—	—	—	(1,687,092)
Net change in unrealized appreciation or depreciation of investments	3,423,793	(9,840,940)	1,776,813	18,325,817	(28,043,535)	8,247,656
Net change in unrealized appreciation or depreciation of real estate owned	1,489,940	(1,489,940)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	5,429,078	(2,066,878)	6,196,654	19,237,706	(9,306,432)	13,683,556

Distributions to shareholders (note 2):
From net investment income	(1,949,328)	(3,215,812)	(3,820,469)	(7,228,616)	(9,351,660)	(9,971,906)
From net realized gain on investments	(3,351,510)	(1,422,150)	—	—	—	—
From return of capital	(293,405)	—	—	(684,326)	—	—

Total distributions	(5,594,243)	(4,637,962)	(3,820,469)	(7,912,942)	(9,351,660)	(9,971,906)

Total increase (decrease) in net assets	(165,165)	(6,704,840)	2,376,185	11,324,764	(18,658,092)	3,711,650

Net assets at beginning of period	48,406,908	55,111,748	52,735,563	144,668,907	163,326,999	159,615,349

Net assets at end of period	$48,241,743	$48,406,908	$55,111,748	$155,993,671	$144,668,907	$163,326,999

Undistributed (distributions in excess of) net investment income	$(20,175)	$(10,349)	$(5,185)	$(111,515)	$96,290	$(51,112)

*	See note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

40	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

CSP			SLA
Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Year Ended 8/31/12	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Year Ended 8/31/12

$9,539,401	$12,621,686	$10,218,650	$6,227,011	$8,488,038	$8,474,477
(1,609,898)	(2,212,161)	(14,369,005)	50,139	6,468,764	1,787,965
—	(503,425)	(2,463,001)	—	—	—
13,038,881	(13,471,780)	12,723,331	10,317,425	(15,465,772)	3,565,774
—	171,672	(450,729)	—	—	—

20,968,384	(3,394,008)	5,659,246	16,594,575	(508,970)	13,828,216

(9,129,701)	(9,823,773)	(8,020,499)	(5,486,222)	(7,943,336)	(8,972,238)
—	—	—	(4,698,307)	—	—
—	—	(2,604,124)	—	—	—

(9,129,701)	(9,823,773)	(10,624,623)	(10,184,529)	(7,943,336)	(8,972,238)

11,838,683	(13,217,781)	(4,965,377)	6,410,046	(8,452,306)	4,855,978

161,862,535	175,080,316	180,045,693	119,389,561	127,841,867	122,985,889

$173,701,218	$161,862,535	$175,080,316	$125,799,607	$119,389,561	$127,841,867

$(683,315)	$(543,957)	$(1,907,654)	$151,310	$(200,663)	$(570,180)

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	41

Statements of Cash Flows	June 30, 2014

	ASP		BSP
	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$5,429,078	$(2,066,878)	$19,237,706	$(9,306,432)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(9,319,190)	(36,662,501)	(29,117,517)	(75,535,560)
Proceeds from paydowns and sales of investments and real estate owned	13,617,412	40,154,782	36,892,944	77,772,636
Net purchases/sales of short-term investments	396,044	(474,555)	1,132,577	(928,266)
Net amortization/accretion of bond discount and premium	49,697	95,723	168,193	143,082
Net change in unrealized appreciation or depreciation of investments	(3,423,793)	9,840,940	(18,325,817)	28,043,535
Net change in unrealized appreciation or depreciation of real estate owned	(1,489,940)	1,489,940	—	—
Net realized (gain) loss on investments	227,587	(6,158,132)	6,511,243	(8,982,423)
Net realized loss on real estate owned	1,502,827	—	—	—
Decrease in receivable for real estate owned	—	—	—	—
Increase in receivable for accrued interest and dividends	(32,746)	(104,159)	(503,668)	(228,482)
(Increase) decrease in prepaid expenses and other assets	58,035	(26,926)	38,798	19,392
Increase (decrease) in accrued fees and expenses	49,266	9,013	139,531	(6,111)

Net cash provided by operating activities	7,064,277	6,097,247	16,173,990	10,991,371

Cash flows from financing activities:
Net proceeds (payments) from borrowings under loan agreement	(700,000)	5,200,000	(6,900,000)	24,300,000
Net payments for reverse repurchase agreements	(631,000)	(6,778,000)	(1,270,000)	(25,978,000)
Distributions paid to shareholders	(5,594,243)	(4,637,962)	(7,912,942)	(9,351,660)

Net cash used in financing activities	(6,925,243)	(6,215,962)	(16,082,942)	(11,029,660)

Net increase (decrease) in cash	139,034	(118,715)	91,048	(38,289)
Cash (bank overdraft) at beginning of period	(157,933)	(39,218)	(91,048)	(52,759)

Cash (bank overdraft) at end of period	$(18,899)	$(157,933)	$—	$(91,048)

Supplemental disclosure of cash flow information:
Cash paid for interest	$138,397	$193,701	$501,014	$919,626

*	See note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

42	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

CSP		SLA
Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13

$20,968,384	$(3,394,008)	$16,594,575	$(508,970)

(27,896,362)	(112,184,074)	(18,688,786)	(83,495,582)
31,852,429	105,870,741	24,893,969	81,949,489
213,082	4,222,182	1,051,158	(496,427)
169,895	261,333	146,738	193,543
(13,038,881)	13,471,780	(10,317,425)	15,465,772
—	(171,672)	—	—
1,609,898	2,212,161	(50,139)	(6,468,764)
—	503,425	—	—
—	415,000	—	—
(602,674)	(87,692)	(366,021)	(157,575)
46,205	104,670	41,793	(9,248)
145,593	57,012	115,977	29,033

13,467,569	11,280,858	13,421,839	6,501,271

(2,200,000)	9,950,000	(2,100,000)	18,700,000
(2,096,000)	(11,413,000)	(1,368,000)	(16,998,000)
(9,129,701)	(9,823,773)	(10,184,529)	(7,943,336)

(13,425,701)	(11,286,773)	(13,652,529)	(6,241,336)

41,868	(5,915)	(230,690)	259,935
(41,868)	(35,953)	230,690	(29,245)

$—	$(41,868)	$—	$230,690

$527,565	$1,069,173	$365,106	$466,054

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	43

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

ASP

	Ten-Month Period Ended June 30, 2014*	Year Ended August 31,
		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$11.44	$13.02	$12.46	$13.30	$12.44	$11.72

Operations:
Net investment income	0.56	0.73	0.84	0.79	0.85	0.81
Net realized and unrealized gain (losses) on investments	0.72	(1.21)	0.62	(0.39)	1.20	0.70

Total from operations	1.28	(0.48)	1.46	0.40	2.05	1.51

Distributions to shareholders:
From net investment income	(0.46)	(0.76)	(0.90)	(0.86)	(0.84)	(0.77)
From net realized gain on investments	(0.79)	(0.34)	—	—	—	—
From return of capital	(0.07)	—	—	(0.38)	(0.35)	(0.02)

Total distributions	(1.32)	(1.10)	(0.90)	(1.24)	(1.19)	(0.79)

Net asset value, end of period	$11.40	$11.44	$13.02	$12.46	$13.30	$12.44

Market value, end of period	$10.26	$9.56	$12.09	$11.01	$13.00	$10.75

Selected Information
Total return, net asset value [1]	12.39%[4]	(4.19)%	12.27%	3.17%	17.33%	13.89%
Total return, market value [2]	23.06%[4]	(12.99)%	19.02%	(5.90)%	33.60%	20.61%
Net assets at end of period (in millions)	$48	$48	$55	$53	$56	$53
Ratio of expenses to average weekly net assets before fee reimbursements	2.01%[5]	1.80%	1.93%	2.43%	2.43%	2.81%
Ratio of expenses to average weekly net assets after fee reimbursements	2.01%[5]	1.80%	1.93%	2.43%	2.43%	2.81%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.66%[5]	1.44%	1.59%	1.41%	1.29%	1.41%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.05%[5]	5.85%	6.69%	6.18%	6.65%	7.19%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.05%[5]	5.85%	6.69%	6.18%	6.65%	7.19%
Portfolio turnover rate	14%	50%	18%	13%	6%	22%
Amount of borrowings outstanding at end of period (in millions)	$19	$20	$22	$19	$16	$17
Per-share amount of borrowings outstanding at end of period	$4.42	$4.73	$5.11	$4.41	$3.85	$4.13
Per-share amount of net assets, excluding borrowings, at end of period	$15.82	$16.17	$18.13	$16.87	$17.15	$16.57
Asset coverage ratio [3]	358%	342%	355%	383%	445%	401%

*	See note 1 in the Notes to Financial Statements.
[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Total return has not been annualized.
[5]	Annualized.

The accompanying notes are an integral part of the financial statements.

44	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

BSP

	Ten-Month Period Ended June 30, 2014*	Year Ended August 31,
		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$9.05	$10.22	$9.98	$10.82	$11.36	$11.51

Operations:
Net investment income	0.49	0.61	0.61	0.59	0.64	0.78
Net realized and unrealized gain (losses) on investments	0.72	(1.19)	0.25	(0.30)	(0.02)	(0.20)

Total from operations	1.21	(0.58)	0.86	0.29	0.62	0.58

Distributions to shareholders:
From net investment income	(0.45)	(0.59)	(0.62)	(0.58)	(0.66)	(0.73)
From return of capital	(0.05)	—	—	(0.55)	(0.50)	—

Total distributions	(0.50)	(0.59)	(0.62)	(1.13)	(1.16)	(0.73)

Net asset value, end of period	$9.76	$9.05	$10.22	$9.98	$10.82	$11.36

Market value, end of period	$8.78	$8.17	$8.81	$8.75	$10.14	$9.71

Selected Information
Total return, net asset value [1]	13.83%[4]	(6.15)%	9.08%	2.72%	5.64%	5.57%
Total return, market value [2]	14.13%[4]	(0.86)%	8.50%	(2.42)%	16.91%	8.04%
Net assets at end of period (in millions)	$156	$145	$163	$160	$173	$182
Ratio of expenses to average weekly net assets before fee reimbursements	1.61%[5]	1.63%	2.00%	2.68%	2.56%	2.86%
Ratio of expenses to average weekly net assets after fee reimbursements	1.61%[5]	1.63%	2.00%	2.68%	2.56%	2.86%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.20%[5]	1.06%	1.13%	1.02%	0.96%	1.06%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.39%[5]	6.08%	6.18%	5.60%	5.74%	7.23%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.39%[5]	6.08%	6.18%	5.60%	5.74%	7.23%
Portfolio turnover rate	14%	34%	31%	11%	9%	19%
Amount of borrowings outstanding at end of period (in millions)	$57	$65	$67	$71	$77	$71
Per-share amount of borrowings outstanding at end of period	$3.56	$4.08	$4.18	$4.44	$4.82	$4.44
Per-share amount of net assets, excluding borrowings, at end of period	$13.32	$13.13	$14.40	$14.42	$15.64	$15.80
Asset coverage ratio [3]	374%	322%	344%	325%	324%	356%

*	See note 1 in the Notes to Financial Statements.
[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Total return has not been annualized.
[5]	Annualized.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	45

Financial Highlights

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

CSP

	Ten-Month Period Ended June 30, 2014*	Year Ended August 31,
		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$7.58	$8.20	$8.43	$9.19	$10.67	$11.24

Operations:
Net investment income	0.45	0.59	0.48	0.46	0.43	0.73
Net realized and unrealized gain (losses) on investments	0.53	(0.75)	(0.21)	(0.15)	(0.86)	(0.53)

Total from operations	0.98	(0.16)	0.27	0.31	(0.43)	0.20

Distributions to shareholders:
From net investment income	(0.43)	(0.46)	(0.38)	(0.45)	(0.51)	(0.70)
From return of capital	—	—	(0.12)	(0.62)	(0.54)	(0.07)

Total distributions	(0.43)	(0.46)	(0.50)	(1.07)	(1.05)	(0.77)

Net asset value, end of period	$8.13	$7.58	$8.20	$8.43	$9.19	$10.67

Market value, end of period	$7.32	$6.84	$7.35	$7.57	$8.67	$8.83

Selected Information
Total return, net asset value [1]	13.41%[4]	(2.17)%	3.38%	3.61%	(4.26)%	1.98%
Total return, market value [2]	13.84%[4]	(0.87)%	4.30%	0.26%	10.25%	(0.88)%
Net assets at end of period (in millions)	$174	$162	$175	$180	$196	$228
Ratio of expenses to average weekly net assets before fee reimbursements	1.62%[5]	1.73%	2.11%	2.72%	2.52%	2.75%
Ratio of expenses to average weekly net assets after fee reimbursements	1.62%[5]	1.73%	2.11%	2.72%	2.52%	2.75%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.23%[5]	1.11%	1.11%	0.97%	0.90%	1.03%
Ratio of net investment income to average weekly net assets before fee reimbursements	7.10%[5]	7.30%	5.89%	5.23%	4.38%	6.92%
Ratio of net investment income to average weekly net assets after fee reimbursements	7.10%[5]	7.30%	5.89%	5.23%	4.38%	6.92%
Portfolio turnover rate	12%	44%	52%	13%	10%	16%
Amount of borrowings outstanding at end of period (in millions)	$67	$72	$73	$79	$88	$81
Per-share amount of borrowings outstanding at end of period	$3.15	$3.35	$3.42	$3.71	$4.12	$3.78
Per-share amount of net assets, excluding borrowings, at end of period	$11.28	$10.93	$11.62	$12.14	$13.31	$14.45
Asset coverage ratio [3]	358%	326%	340%	327%	323%	383%

*	See note 1 in the Notes to Financial Statements.
[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Total return has not been annualized.
[5]	Annualized.

The accompanying notes are an integral part of the financial statements.

46	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

SLA

	Ten-Month Period Ended June 30, 2014*	Year Ended August 31,
		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$11.20	$11.99	$11.53	$12.09	$12.33	$12.42

Operations:
Net investment income	0.61	0.79	0.80	0.79	0.78	0.87
Net realized and unrealized gain (losses) on investments	0.94	(0.83)	0.50	(0.12)	0.25	(0.09)

Total from operations	1.55	(0.04)	1.30	0.67	1.03	0.78

Distributions to shareholders:
From net investment income	(0.51)	(0.75)	(0.84)	(0.83)	(0.83)	(0.87)
From net realized gain on investment	(0.44)	—	—	—	—	(0.00)[4]
From return of capital	—	—	—	(0.40)	(0.44)	(0.00)[4]

Total distributions	(0.95)	(0.75)	(0.84)	(1.23)	(1.27)	(0.87)

Net asset value, end of period	$11.80	$11.20	$11.99	$11.53	$12.09	$12.33

Market value, end of period	$10.70	$9.48	$10.91	$10.34	$12.18	$10.64

Selected Information
Total return, net asset value [1]	14.74%[5]	(0.61)%	11.82%	5.82%	8.73%	6.93%
Total return, market value [2]	24.39%[5]	(6.81)%	14.58%	(4.78)%	27.56%	9.94%
Net assets at end of period (in millions)	$126	$119	$128	$123	$129	$131
Ratio of expenses to average weekly net assets before fee reimbursements	1.57%[6]	1.43%	1.95%	2.73%	2.75%	2.93%
Ratio of expenses to average weekly net assets after fee reimbursements	1.57%[6]	1.43%	1.95%	2.73%	2.75%	2.93%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.21%[6]	1.07%	1.15%	1.08%	1.02%	1.05%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.50%[6]	6.63%	6.86%	6.68%	6.33%	7.43%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.50%[6]	6.63%	6.86%	6.68%	6.33%	7.43%
Portfolio turnover rate	10%	48%	44%	10%	12%	13%
Amount of borrowings outstanding at end of period (in millions)	$50	$54	$52	$53	$53	$53
Per-share amount of borrowings outstanding at end of period	$4.73	$5.06	$4.90	$5.02	$4.99	$5.01
Per-share amount of net assets, excluding borrowings, at end of period	$16.53	$16.26	$16.89	$16.55	$17.08	$17.34
Asset coverage ratio [3]	349%	321%	345%	330%	342%	346%

*	See note 1 in the Notes to Financial Statements.
[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Amount rounds to less than $0.01 per share.
[5]	Total return has not been annualized.
[6]	Annualized.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	47

Notes to Financial Statements

(1)	Organization

American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, and American Select Portfolio Inc. (the “funds”) are registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as diversified, closed-end management investment companies. The funds emphasize investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. They may also invest in U.S. Government securities, corporate debt securities, and preferred stock issued by real estate investment trusts. In addition, the funds may borrow using reverse repurchase agreements and credit facilities. Fund shares are listed on the New York Stock Exchange (“NYSE”) under the symbols ASP, BSP, CSP, and SLA, respectively.

Each fund and the funds’ investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”) claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator.

On May 12, 2014, the funds’ board of directors (the “board”) approved a fiscal year end change for the funds from August 31 to June 30.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the funds’ investments (other than whole loans and corporate notes) are generally furnished by an independent pricing service that has been approved by the funds’ board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the funds utilize the Nasdaq Official Closing Price, which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

The funds’ investments in whole loans (single family, multifamily, and commercial) and corporate notes are generally not traded in any organized market therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the funds’ board of directors.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the funds’ board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the NYSE, the securities will be valued at fair value.

48	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

In accordance with the valuation procedures adopted by the funds’ board of directors, real estate acquired through foreclosure, if any, is initially valued similar to defaulted multifamily and commercial whole loans. The value is subsequently revised to an estimated market value, as determined by independent third party appraisals, less estimated selling costs.

As of June 30, 2014, the funds held internally fair valued securities as follows:

Fund	Fair Value	Percentage of Total Net Assets
ASP	$23,305,102	48.3%
BSP	74,679,198	47.9
CSP	91,941,629	52.9
SLA	64,537,527	51.3

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of a fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	49

Notes to Financial Statements

As of June 30, 2014, each fund’s investments were classified as follows:

Fund	Level 1	Level 2	Level 3	Total Fair Value
ASP
Whole Loans	$—	$—	$19,805,102	$19,805,102
Corporate Note	—	—	3,500,000	3,500,000
Corporate Bonds	2,022,893	14,751,717	—	16,774,610
U.S. Government Agency Mortgage-Backed Securities	—	6,000,972	—	6,000,972
Preferred Stocks	19,392,818	—	—	19,392,818
Short-Term Investment	1,169,017	—	—	1,169,017

Total Investments	$22,584,728	$20,752,689	$23,305,102	$66,642,519

BSP
Whole Loans	$—	$—	$63,489,198	$63,489,198
Corporate Notes	—	—	11,190,000	11,190,000
Corporate Bonds	6,169,960	62,038,007	—	68,207,967
U.S. Government Agency Mortgage-Backed Securities	—	7,214,967	—	7,214,967
Asset-Backed Security	—	892,223	—	892,223
Preferred Stocks	59,306,580	—	—	59,306,580
Short-Term Investment	1,424,072	—	—	1,424,072

Total Investments	$66,900,612	$70,145,197	$74,679,198	$211,725,007

CSP
Whole Loans	$—	$—	$91,941,629	$91,941,629
Corporate Bonds	6,838,675	64,757,670	—	71,596,345
U.S. Government Agency Mortgage-Backed Securities	—	9,009,866	—	9,009,866
Preferred Stocks	65,042,044	—	—	65,042,044
Short-Term Investment	1,993,659	—	—	1,993,659

Total Investments	$73,874,378	$73,767,536	$91,941,629	$239,583,543

SLA
Whole Loans	$—	$—	$56,002,527	$56,002,527
Corporate Notes	—	—	8,535,000	8,535,000
Corporate Bonds	4,857,890	39,636,453	—	44,494,343
U.S. Government Agency Mortgage-Backed Securities	—	15,086,321	—	15,086,321
Asset-Backed Security	—	892,224	—	892,224
Preferred Stocks	48,770,840	—	—	48,770,840
Short-Term Investment	1,527,321	—	—	1,527,321

Total Investments	$55,156,051	$55,614,998	$64,537,527	$175,308,576

50	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Fund	Whole Loans	Corporate Notes	Private Mortgage- Backed Security†	Real Estate Owned	Total Fair Value
ASP
Balance as of August 31, 2013	$13,719,843	$3,535,000	$—	$1,700,000	$18,954,843
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	663	—	—	(1,502,827)	(1,502,164)
Net change in unrealized appreciation or depreciation	315,882	(35,000)	—	1,489,940	1,770,822
Purchases	6,340,000	—	—	—	6,340,000
Sales	(571,286)	—	—	(1,687,113)	(2,258,399)

Balance as of June 30, 2014	$19,805,102	$3,500,000	$—	$—	$23,305,102

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of June 30, 2014	$315,882	$(35,000)	$—	$—	$280,882

BSP
Balance as of August 31, 2013	$92,806,490	$11,300,000	$—	$—	$104,106,490
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	(6,768,885)	—	—	—	(6,768,885)
Net change in unrealized appreciation or depreciation	9,852,529	(110,000)	—	—	9,742,529
Purchases	—	—	—	—	—
Sales	(32,400,936)	—	—	—	(32,400,936)

Balance as of June 30, 2014	$63,489,198	$11,190,000	$—	$—	$74,679,198

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of June 30, 2014	$976,215	$(110,000)	$—	$—	$866,215

CSP
Balance as of August 31, 2013	$94,435,747	$—	$—	$—	$94,435,747
Accrued discounts/premiums	—	—	599	—	599
Realized gain (loss)	(1,434,431)	—	(19,532)	—	(1,453,963)
Net change in unrealized appreciation or depreciation	2,893,379	—	18,933	—	2,912,312
Purchases	6,228,454	—	—	—	6,228,454
Sales	(10,181,520)	—	—	—	(10,181,520)

Balance as of June 30, 2014	$91,941,629	$—	$—	$—	$91,941,629

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of June 30, 2014	$1,269,519	$—	$—	$—	$1,269,519

SLA
Balance as of August 31, 2013	$49,236,724	$8,620,000	$—	$—	$57,856,724
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	(369)	—	—	—	(369)
Net change in unrealized appreciation or depreciation	2,681,146	(85,000)	—	—	2,596,146
Purchases	7,629,566	—	—	—	7,629,566
Sales	(3,544,540)	—	—	—	(3,544,540)

Balance as of June 30, 2014	$56,002,527	$8,535,000	$—	$—	$64,537,527

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of June 30, 2014	$2,682,523	$(85,000)	$—	$—	$2,597,523

† This category included one security classified in Level 3 which was valued at zero for CSP at the beginning of the period. The security was written off during the period.

During the ten-month period ended June 30, 2014, the funds recognized no transfers between valuation levels.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	51

Notes to Financial Statements

Valuation Methodologies for Fair Value Measurements Categorized within Levels 2 and 3

U.S. Government Agency Mortgage-Backed Securities, Asset-Backed Securities, and Corporate Bonds

U.S. government agency mortgage-backed securities, asset-backed securities, and corporate bonds are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.

Commercial and Multifamily Whole Loans

Commercial and multifamily whole loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, this pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the USBAM valuation committee concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the funds’ and third parties.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield spreads and debt service coverage ratios. Significant increases (decreases) in yield spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Single Family Whole Loans

Single family whole loans are analyzed using the discounted cash flow methodology. For single family whole loans, the pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, delinquency status, loan to value, lien position, and prepayment speeds. If the resulting price from the discounted cash flow methodology is above 103% of the loan’s par value (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Valuations of single family whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for single family whole loans is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Corporate Notes

Corporate notes are analyzed using the discounted cash flow methodology. For corporate notes, the pricing methodology takes into account changes in prevailing interest rates and yield spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the

52	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of corporate notes can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Real Estate Owned

Real Estate Owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology).

For commercial, multifamily and single family whole loans and corporate notes, if USBAM’s valuation committee concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made as described below:

Quantitative Information about Level 3 Fair Value Measurements

Fund	Fair Value as of June 30, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
ASP
Commercial Whole Loans	$4,993,711	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	1.91%-2.15% (2.00%) 0.76-1.61 (1.30)
Commercial Whole Loans and Corporate Notes	17,238,305	Price Ceiling*	N/A	N/A
Commercial Whole Loans	988,942	Price Floor*	Loss Severity	46.8%
Single Family Whole Loans	56,840	Discounted Cash Flow	Yield Spread	1.40%-3.00% (2.42%)
Single Family Whole Loans	27,304	Price Ceiling*	N/A	N/A

BSP
Commercial & Multifamily Whole Loans	$33,570,916	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	1.88%-1.96% (1.91%) 0.72-1.16 (0.98)
Commercial Whole Loans and Corporate Notes	27,355,561	Price Ceiling*	N/A	N/A
Single Family Whole Loans	117,196	Price Ceiling*	N/A	N/A
Multifamily Whole Loans	13,635,525	Third-Party Appraisal	N/A	N/A

CSP
Commercial & Multifamily Whole Loans	$26,888,346	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	1.88%-1.96% (1.90%) 0.00-1.83 (1.17)
Commercial & Multifamily Whole Loans	51,000,137	Price Ceiling*	N/A	N/A
Commercial & Multifamily Whole Loans	3,645,796	Price Floor*	Loss Severity	46.8%
Commercial & Multifamily Whole Loans	10,407,350	Third-Party Appraisal	N/A	N/A

SLA
Commercial & Multifamily Whole Loans	$22,257,172	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	1.88%-2.15% (2.05%) 1.00-2.44 (1.38)
Commercial & Multifamily Whole Loans, Corporate Notes	33,861,840	Price Ceiling*	N/A	N/A
Commercial Whole Loans	3,668,515	Price Floor*	Loss Severity	46.8%
Multifamily Whole Loans	4,750,000	Third-Party Appraisal	N/A	N/A

* Analyzed using the discounted cash flow methodology, subject to the price ceiling or price floor.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	53

Notes to Financial Statements

Valuation Process for Fair Value Measurements Categorized within Level 3

The board has adopted policies and procedures for the valuation of the funds’ investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM’s investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized gains on sales of securities for the funds are distributed to shareholders at least annually. These distributions are recorded as of the close of business on the ex-dividend date.

The funds will provide a notice, as required by Section 19(a) of the Investment Company Act, for any distribution that does not consist solely of net investment income. Any such notice will provide information regarding the estimated amounts of the distribution derived from net investment income, net realized capital gains, and return of capital. Such notices will be for informational purposes only and the amounts indicated in such notices likely will differ from the ultimate federal income tax characterization of distributions reported to shareholders on Form 1099-DIV after year end.

Distributions are payable in cash or, pursuant to the funds’ dividend reinvestment plans, reinvested in additional shares of the funds’ capital stock. Under each fund’s plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the funds will issue new shares at a discount of up to 5% from the current market price.

The funds receive substantial distributions from holdings in real estate investment trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the funds must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to a fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

Federal Taxes

Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required. Each fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes. As of June 30, 2014, the funds did not have any tax positions that did not meet the

54	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

“more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred wash sale losses, paydown gains and losses, tax mark-to-market adjustments under Section 311(e) of the Taxpayer Relief Act of 1997, tax deductions for real estate owned, and investments in REITs. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

	ASP	BSP	CSP	SLA
Undistributed net investment income	$(65,871)	$282,006	$(549,058)	$(304,042)
Accumulated net realized gain (loss)	413,540	570,114	549,058	304,041
Additional paid-in capital (reduction)	(347,669)	(852,120)	—	1

The character of distributions made during the ten-month period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the funds.

The character of distributions paid during the ten-month period ended June 30, 2014, and the fiscal year ended August 31, 2013, were as follows:

	ASP		BSP
	6/30/14	8/31/13	6/30/14	8/31/13
Distributions paid from:
Ordinary income	$1,949,328	$3,215,812	$7,228,616	$9,351,660
Long-term capital gains	3,351,510	1,422,150	—	—
Return of capital	293,405	—	684,326	—

Total	$5,594,243	$4,637,962	$7,912,942	$9,351,660

	CSP		SLA
	6/30/14	8/31/13	6/30/14	8/31/13
Distributions paid from:
Ordinary income	$9,129,701	$9,823,773	$5,486,222	$7,943,336
Long-term capital gains	—	—	4,698,307	—
Return of capital	—	—	—	—

Total	$9,129,701	$9,823,773	$10,184,529	$7,943,336

* A portion of the distributions made during the period may be recharacterized as a return of capital.

As of June 30, 2014, the components of accumulated earnings (deficits) on a tax basis were as follows:

	ASP	BSP	CSP	SLA
Undistributed ordinary income	$—	$—	$1,077,198	$754,024
Undistributed long-term capital gains	—	—	—	329,261
Accumulated capital and post-October losses	(135,749)	(7,737,598)	(37,731,460)	—
Unrealized appreciation (depreciation)	185,063	(20,339,000)	(22,943,886)	(3,845,736)
Other accumulated gain (loss)	(5,185)	(2,357,756)	(3,098,090)	(549,015)

Accumulated earnings (deficits)	$44,129	$(30,434,354)	$(62,696,238)	$(3,311,466)

The difference between book and tax basis unrealized appreciation (depreciation) at June 30, 2014, is attributable to adjustments for REITs, trust preferred securities, tax deferral of losses on wash sales, and a one-time tax election whereby the funds marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	55

Notes to Financial Statements

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the following funds had capital loss carryovers as of June 30, 2014, the funds’ most recently completed period end, which, if not offset by subsequent capital gains, will expire on the funds’ fiscal year-ends as follows:

	Expiration
Fund	2015	2016	2017	2018	2019	Indefinite	Total
ASP	$—	$—	$—	$—	$—	$—	$—
BSP	—	—	1,712,932	2,208,521	—	3,536,471	7,457,924
CSP	551,492	381,985	5,238,593	2,790,093	8,176,579	20,592,718	37,731,460
SLA	—	—	—	—	—	—	—

The funds incurred a loss for tax purposes for the period from November 1, 2013 to June 30, 2014. As permitted by tax regulations, the funds intend to elect to defer and treat the losses as arising in the fiscal period ending June 30, 2014. The deferred losses were as follow:

Fund	Amount
ASP	$135,749
BSP	279,674
CSP	—
SLA	—

Whole Loans

Whole loans may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. The funds may invest in single family, multifamily, and commercial loans. Each fund currently limits its investment in commercial loans to 50% of its total assets. A participating loan is a whole loan which contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. CSP and SLA received income during the period from participating loans on which the mortgage obligation had previously been fully repaid. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

At June 30, 2014, ASP had no single family or commercial loans that were 120 or more days delinquent.

At June 30, 2014, BSP had one multifamily loan representing 0.05% of total net assets and 0.43% of total multifamily loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At June 30, 2014, no single family or multifamily loans in BSP were 120 or more days delinquent.

At June 30, 2014, CSP had three multifamily loans representing 1.14% of total net assets and 7.20% of total multifamily loans outstanding and four commercial loans representing 9.08% of total net assets and 24.46% of total commercial loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. CSP held no single family loans during the period.

56	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

At June 30, 2014, SLA had one multifamily loan representing 3.78% of total net assets and 36.35% of total multifamily loans outstanding that were 120 or more days delinquent as to the timely monthly payment of principal and interest. At June 30, 2014, no commercial loans in SLA were 120 or more days delinquent. SLA held no single family loans during the period.

The funds may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the funds may suffer a loss.

Real estate may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The funds may receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the funds. In addition, the funds may incur expenses associated with maintaining or improving any real estate owned. Real estate income is recorded on a net basis in the income section of the funds’ Statement of Operations. Capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale. As of June 30, 2014, ASP owned no real estate, but did hold a real estate property during the fiscal period ending June 30, 2014.

The net operating income and capital improvements for the period ended June 30, 2014 were:

Fund	Gross Rental Income	Operating Expenses	Net Operating Income (Loss)	Capital Improvements
ASP
The Storage Place	$209,369	$150,401	$59,968	$—

ASP recognized a loss of $1,502,827 on real estate property sold during the fiscal period ended June 30, 2014. ASP did not own any other real estate during the fiscal period ended June 30, 2014.

As of and for the period ended June 30, 2014, BSP, CSP, and SLA owned no real estate.

Mortgage Servicing Rights

The funds may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change. As of and for the period ending June 30, 2014, the funds held no mortgage servicing rights.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. Each fund segregates, with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of a fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2014, the funds had no outstanding when-issued or forward-commitment securities.

Borrowings & Reverse Repurchase Agreements

Effective July 18, 2011, the funds entered into loan agreements with Bank of America, N.A. (“BofA”). Under the loan agreements, as amended, BofA has agreed to make credit facilities available to ASP, BSP, CSP, and SLA up to $15,000,000, $61,000,000, $65,000,000, and $40,000,000, respectively. Each credit facility will continue on a revolving basis unless terminated in writing by BofA upon 180 days notice. Loans made under the loan agreements

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	57

Notes to Financial Statements

are secured by the respective fund’s holdings in REIT preferred stock and corporate bonds and bear interest at one-month LIBOR plus 0.85%. In addition, for any month in which less than 80% of a fund’s facility limit is outstanding, the respective fund pays a commitment fee equal to 0.40% per annum on the average daily undrawn portion of the respective fund’s facility limit.

The funds may also borrow money by entering into reverse repurchase agreements, which involve the sale of portfolio-eligible securities by the funds, coupled with an agreement to repurchase the securities at a specified date and price. Borrowings may increase volatility of the funds’ net asset values and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Each fund is subject to a restriction on borrowing under which each fund must maintain asset coverage of at least 300%. The interest expense incurred on borrowings is recognized as “Interest Expense” in the Statements of Operations. For the fiscal period ended June 30, 2014, the weighted average borrowings outstanding for ASP, BSP, CSP, and SLA were $20,035,000, $62,950,400, $67,891,300, and $52,099,300, respectively, and the weighted average interest rates paid by the funds on such borrowings were 0.83%, 0.95%, 0.93%, and 0.84%, respectively.

The table below shows the offsetting assets and liabilities relating to the reverse repurchase agreements shown on the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount (1)
ASP
Reverse Repurchase Agreements	$5,700,000	$—	$5,700,000	$—	$5,700,000	$—

BSP
Reverse Repurchase Agreements	$6,904,000	$—	$6,904,000	$—	$6,904,000	$—

CSP
Reverse Repurchase Agreements	$8,687,000	$—	$8,687,000	$—	$8,687,000	$—

SLA
Reverse Repurchase Agreements	$14,368,000	$—	$14,368,000	$—	$14,368,000	$—

(1) Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts. Net amount excludes exchange traded derivatives.

Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the funds’ custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the eligible securities be in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. As of June 30, 2014, the funds had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

58	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

(3)	Fees and Expenses

Investment Advisory Fees

Pursuant to investment advisory agreements with each fund, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the funds’ assets and furnishes related office facilities, equipment, research, and personnel. For ASP, BSP, and CSP, the agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.20% of the respective fund’s average weekly net assets and 4.50% of the daily gross income accrued by such fund during the month (i.e., investment income, including accretion of bond discounts and amortization of premiums, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the funds). The monthly investment advisory fee may not exceed, in the aggregate, 1/12 of 0.725% of the respective fund’s average weekly net assets during the month (approximately 0.725% on an annual basis). For SLA, the agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.50% of the fund’s average weekly net assets. For its fees, USBAM provides investment advice and, in general, conducts the management and investment activities of the funds.

The funds may invest in money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to the investing funds and the related money market funds, USBAM will reimburse to each investing fund an amount equal to that portion of USBAM’s investment advisory fee received from the related money market funds that is attributable to the assets of the investing fund. This reimbursement, if any, is included in “Fee reimbursements” in the Statements of Operations.

Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, LLC (“NFA”) each serve as investment sub-advisor to each fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the funds, places purchase and sale orders for each fund’s portfolio transactions, and employs the funds’ portfolio managers and the securities analysts that provide research services relating to the funds. NFA provides certain other investment sub-advisory services to the funds, including assisting in the supervision of each fund’s investment program, risk monitoring, managing the forms and level of leverage employed by a fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of a fund’s portfolio, and assisting with pricing of a fund’s portfolio securities.

With respect to each fund, USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. For ASP, BSP, and CSP, USBAM pays NAM a monthly fee in an amount equal to an annualized rate of 0.10% of the respective fund’s average weekly net assets and 3.00% of the daily gross income accrued by such fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). The monthly investment sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.45% of the respective fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). For SLA, USBAM pays NAM a monthly fee in an amount equal to an annualized rate of 0.30% of the fund’s average weekly net assets.

For ASP, BSP, and CSP, USBAM pays NFA a monthly fee in an amount equal to 1.50% of the daily gross income accrued by the respective fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the fund). The monthly investment sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.175% of the respective fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). For SLA, USBAM pays NFA a monthly fee in an amount equal to an annualized rate of 0.10% of the funds average weekly net assets.

Administration Fees

USBAM serves as the funds’ administrator pursuant to administration agreements between USBAM and each fund. Under these agreements, USBAM receives a monthly administration fee from each fund in an amount equal to

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	59

Notes to Financial Statements

0.25% of the fund’s average weekly net assets. For its fee, USBAM provides numerous services to the funds including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.10% of the average weekly net assets of each fund for certain administrative and other services that NFA provides to the funds.

Custodian Fees

U.S. Bank serves as each fund’s custodian pursuant to a custodian agreement with the funds. The custodian fee charged to each fund is equal to an annual rate of 0.02% of such fund’s average weekly net assets. These fees are computed weekly and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statements of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the period ended June 30, 2014, custodian fees for ASP, BSP, CSP, and SLA were increased by $1, $4, $3, and $0 as a result of overdrafts and reduced by $4, $6, $17, and $18, as a result of interest earned, respectively.

Mortgage Servicing Fees

The funds may enter into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest. The amounts are disclosed in the Statement of Operations.

Other Fees and Expenses

In addition to the investment advisory, administrative, custodian, and mortgage servicing fees, the funds are responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, insurance, pricing, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

Expenses that are directly related to a fund are charged directly to that fund. Other operating expenses of the First American Family of Funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the ten-month period ended June 30, 2014, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
ASP	$9,401,977	$13,617,412
BSP	29,379,008	36,892,944
CSP	27,888,555	31,852,429
SLA	16,347,765	18,859,971

(5)	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

60	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

(6)	Subsequent Event

At a Special Meeting of Shareholders held on August 15, 2014, the shareholders of each of ASP, BSP, CSP, and SLA approved proposals to merge the funds into Diversified Real Asset Income Fund, a newly organized closed-end fund, managed by NFA and sub-advised by NAM, both current sub-advisors of the funds (the “Reorganization”). It is currently anticipated that the Reorganization will take effect on or about September 8, 2014. The proposals considered by shareholders at the Special Meeting and the voting results thereon are presented in the Notice to Shareholders section.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	61

Notice to Shareholders	(unaudited)

SHAREHOLDER MEETING RESULTS

A Special Meeting of the fund’s shareholders was held on August 15, 2014 for ASP, BSP, CSP, and SLA. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to such matters, are set forth below.

(1)	For each fund, to approve an Agreement and Plan of Merger pursuant to which each fund will merge with and into DRAIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company and a wholly-owned subsidiary of Diversified Real Asset Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of each fund receiving newly issued common shares of the Acquiring Fund in exchange for their fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares). The following votes were cast regarding this matter:

Fund	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
ASP	2,189,927	85,018	44,043	—
BSP	10,505,256	330,188	80,882	—
CSP	14,125,350	260,660	108,453	—
SLA	5,917,874	212,413	114,264	—

(2)	(a) To approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC. The following votes were cast regarding this matter:

Fund	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
ASP	2,202,011	74,236	42,741	—
BSP	10,517,660	307,643	91,023	—
CSP	14,156,364	216,737	121,362	—
SLA	5,944,506	182,407	117,638	—

(2)	(b) To approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC. The following votes were cast regarding this matter:

Fund	Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
ASP	2,200,135	72,812	46,041	—
BSP	10,521,217	302,058	93,051	—
CSP	14,158,427	217,067	118,969	—
SLA	5,944,460	187,403	112,688	—

Also on August 15, 2014, ASP, BSP, CSP, and SLA each held an annual meeting of shareholders to consider the election of directors. The number of votes cast for and the number of votes withheld are set forth below.

	ASP		BSP
	Shares Voted “For”	Shares Withholding Authority to Vote	Shares Voted “For”	Shares Withholding Authority to Vote
Roger A. Gibson	3,109,795	158,100	12,785,623	589,179
John P. Kayser	3,111,026	156,869	12,784,856	589,946
Leonard W. Kedrowski	3,109,757	158,138	12,792,837	581,965
Richard K. Riederer	3,109,795	158,100	12,775,103	599,699
James M. Wade	3,109,757	158,138	12,778,628	596,174

	CSP		SLA
	Shares Voted “For”	Shares Withholding Authority to Vote	Shares Voted “For”	Shares Withholding Authority to Vote
Roger A. Gibson	17,985,838	363,539	8,600,962	304,848
John P. Kayser	17,984,748	364,629	8,594,147	311,663
Leonard W. Kedrowski	17,985,057	364,320	8,596,999	308,811
Richard K. Riederer	17,977,985	371,392	8,593,669	312,141
James M. Wade	17,979,723	369,654	8,593,789	312,021

62	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the funds by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of your funds. To enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

For each fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the NYSE or elsewhere on the open market only when the price of the fund’s shares on the NYSE plus commissions is less than a 5% premium over the fund’s most recently calculated net asset value (“NAV”) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the funds’ shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the funds. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the funds are subject to income tax, to the same extent as if received in cash. When shares are issued by a fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	63

Notice to Shareholders	(unaudited)

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

Each fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Income Distributions (the funds designate the following amounts as ordinary income distributions)

Payable Date	ASP Amount	BSP Amount	CSP Amount	SLA Amount

September 18, 2013	$0.0575	$0.0500	$0.0425	$0.0575
October 16, 2013	0.0575	0.0500	0.0425	0.0575
November 20, 2013	0.0575	0.0500	0.0425	0.0575
December 18, 2013	0.0575	0.0500	0.0450	0.0575
January 10, 2014	0.0000	0.0500	0.0450	0.0000
February 19, 2014	0.0575	0.0500	0.0425	0.0575
March 19, 2014	0.0575	0.0500	0.0425	0.0575
April 16, 2014	0.0575	0.0500	0.0425	0.0575
May 21, 2014	0.0575	0.0475	0.0425	0.0600
June 18, 2014	0.0575	0.0475	0.0400	0.0600

	$0.5175	$0.4950	$0.4275	$0.5225

Long-Term Gain Distribution (the funds designate the following amount as long-term capital gain distribution)

Payable Date	ASP Amount	SLA Amount
January 10, 2014	$0.8046	$0.4327

Fund	Long-Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Return of Capital (Tax Basis) (a)	Total Distributions (Tax Basis) (b)
ASP	59.9%	34.9%	5.2%	100.0%
BSP	0.0	91.4	8.6	100.0
CSP	0.0	100.0	0.0	100.0
SLA	46.1	53.9	0.0	100.0

(a)	Based on a percentage of the fund’s total distributions.
(b)	Except as noted below, none of the distributions made by these funds are eligible for the dividends received deduction or are characterized as qualified dividend income.

64	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

The funds also designate as distributions of long-term capital gains, to the extent necessary to fully distribute those gains, earnings and profits distributed to shareholders on their redemption of shares.

Shareholder Notification of Federal Tax Status:

ASP, BSP, CSP, and SLA, designate 0.00%, 0.00%, 0.00%, and 0.00% of ordinary income distributions during the fiscal period ended June 30, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders, respectively.

In addition, ASP, BSP, CSP, and SLA, designate 1.41%, 1.11%, 0.96%, and 1.22% of the ordinary income distributions from net investment income during the fiscal period ended June 30, 2014 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for ASP, BSP, CSP, and SLA was 75.13%, 72.35%, 65.90%, and 66.91%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for ASP, BSP, CSP, and SLA, was 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how each fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the SEC’s website at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The funds are required to file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The funds’ Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The funds will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The funds will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUNDS’ INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS

The funds’ board of directors, which is comprised entirely of independent directors, oversees the management of the funds and, as required by law, determines annually whether to renew each fund’s advisory agreement with USBAM. In addition to determining whether to renew each fund’s advisory agreement with USBAM (each, an “Agreement”), the board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for each fund.

At a meeting on June 17-18, 2014, the board considered information relating to each Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). In advance of the meeting, the board received materials relating to each Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. In considering the Agreements, the board noted that, pending shareholder approval, management of the funds will transition to NAM and NFA. The board recognized that approving the

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	65

Notice to Shareholders	(unaudited)

Agreements will provide for continuity of management during this transition or under the current structure if shareholders do not approve the proposed transaction.

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisers’ services to the funds, (2) the investment performance of each fund, (3) the comparative expense information, including an analysis of the cost of providing services and the profitability of USBAM and the Sub-Advisers related to each fund, and (4) other benefits that accrue to USBAM and the Sub-Advisers through their respective relationship with each fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the funds are closed-end funds which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials, the board concluded that the Agreements are fair and in the best interests of the funds’ shareholders. In reaching its conclusions, the board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to each fund, and the nature, quality and extent of the services provided by the Sub-Advisers to each fund. The board reviewed NAM’s key personnel who provide investment management services to the funds as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for each fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the funds include investment research and security selection, and adherence to (and monitoring compliance with) the funds’ investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the funds, which include monitoring the performance of the Sub-Advisers and various organizations providing services to the funds, including the funds’ sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreements are the type of services customarily provided by investment advisers in the fund industry. The board also considered compliance reports about USBAM and Nuveen from the funds’ Chief Compliance Officer.

Based on the foregoing, the board concluded that each fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisers under the Agreements.

Investment Performance of the Funds

The board considered the performance of each fund on a gross- and net-of-expenses basis, including how each fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how each fund performed versus its benchmark index for the one-, three- and five-year periods ended February 28, 2014.

American Select Portfolio. The board noted that the fund outperformed its performance universe median for the three-year period on a gross-of-expenses basis but underperformed its performance universe median for the one- and five-year periods on a gross-of-expenses basis and for the one-, three and five-year periods on a net-of-expenses basis. The board considered USBAM’s assertion that the fund’s performance universe is composed of only twelve funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board noted that the fund outperformed its benchmark index

66	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

for the one-, three- and five-year periods on both a gross- and net-of-expenses basis. In light of the fund’s outperformance against its benchmark index, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio. The board noted that the fund outperformed its performance universe median for the five-year period on both a gross- and net-of-expenses basis but underperformed its performance universe median for the one-year and three-year periods on both a gross- and net-of-expenses basis. The board considered USBAM’s assertion that the benchmark index is a better standard against which to measure the fund’s performance since there are only twelve funds in the Lipper universe, five of which are First American funds. The board noted that the fund outperformed its benchmark in each period on both a gross-of-expenses and net-of-expenses except for the one-year period, when it underperformed on a net-of-expenses basis. In light of the foregoing, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio II. The board noted that the fund underperformed its performance universe median for the one-, three- and five-year periods on both a gross- and net-of-expenses basis. The board considered USBAM’s assertion that the fund’s performance universe is composed of only twelve funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board noted that the fund outperformed its benchmark for the three- and five-year periods on a gross-of-expenses basis and for the five-year period on a net-of-expenses basis. The board also noted that the fund underperformed its benchmark for the one-year period on a gross-of-expenses basis and for the one- and three-year periods on a net-of-expenses basis. In light of the fund’s strong performance for the three- and five-year periods on a gross-of-expenses basis as compared to that of its benchmark, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

American Strategic Income Portfolio III. The board noted that the fund underperformed its performance universe for the one-, three- and five-year periods on both a gross- and net-of-expenses basis. The board considered USBAM’s assertion that the fund’s performance universe is composed of only twelve funds, five of which are First American funds, and that as a result, the fund’s benchmark index is a better standard against which to measure the fund’s performance. The board considered that the fund outperformed its benchmark index for each period on a gross-of-expenses basis and for the one-year period on a net-of-expenses basis while underperforming its benchmark for the three- and five-year period on a net-of-expenses basis. In light of the fund’s strong performance over each period on a gross-of-expenses basis as compared to that of its benchmark, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as each fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the funds. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the funds. The board compared fee and expense information for the funds to fee and expense information for comparable funds managed by other advisers.

Using information provided by an independent data service, the board also evaluated each fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each fund’s total expense ratio compared to the median total expense ratio of comparable funds. The board noted that, for each fund, the fund’s effective advisory fee, contractual advisory fee and total expense ratio were lower than the peer group median. The board concluded that each fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the funds, the board noted that USBAM and certain of its affiliates serve the funds in various capacities, including as investment adviser, administrator and custodian, and receive compensation from the funds in connection with providing services to the funds. The board

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	67

Notice to Shareholders	(unaudited)

considered that each service provided to the funds by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreements was in the interest of each fund and its shareholders and approved the Agreements through June 30, 2015.

68	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 1998	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since October 2006

Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.

				First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of ASP, BSP, CSP, and SLA since January 2011; Director of ASP, BSP, CSP, and SLA since August 1998	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of ASP, BSP, CSP, and SLA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	69

Notice to Shareholders	(unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972) *	President	Re-elected by the Board annually; President of ASP, BSP, CSP, and SLA since June 2014; Vice President of ASP, BSP, CSP, and SLA from January 2011 through June 2014	Chief Executive Officer and President, U.S. Bancorp Asset Management, Inc. since June 2014; prior thereto, Chief Operating Officer, U.S. Bancorp Asset Management, Inc. from August 2012 through June 2014; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S Bancorp Asset Management, Inc.
James D. Palmer U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1964) *	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2014	Chief Investment Officer, U.S. Bancorp Asset Management, Inc. since August 2012; prior thereto, Head of Investments, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
John G. Wenker Nuveen Asset Management, LLC 901 Marquette Avenue Suite 2900, Minneapolis, MN 55402 (1951)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since January 2011; Senior Vice President of ASP, BSP, CSP, and SLA from November 1996 through December 2010	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
David A. Yale Nuveen Asset Management, LLC 901 Marquette Avenue Suite 2900, Minneapolis, MN 55402 (1956)*	Vice President	Re-elected by the Board annually; Vice President of ASP, BSP, CSP, and SLA since June 2007	Senior Vice President, Portfolio Manager, Nuveen Asset Management, LLC since January 2011; prior thereto, Senior Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of ASP, BSP, CSP, and SLA since January 2011; Assistant Treasurer of ASP, BSP, CSP, and SLA from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of ASP, BSP, CSP, and SLA since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of ASP, BSP, CSP, and SLA since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of ASP, BSP, CSP, and SLA since January 2011; Assistant Secretary of ASP, BSP, CSP, and SLA from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of ASP, BSP, CSP, and SLA since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; prior thereto, Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm
*	Messrs. Thole, Palmer, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the funds.

70	FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc.	• American Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc.	• Minnesota Municipal Income Portfolio Inc.
• American Strategic Income Portfolio Inc. II	• First American Minnesota Municipal Income Fund II, Inc.
• American Strategic Income Portfolio Inc. III	• American Income Fund Inc.
• American Select Portfolio Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

FIRST AMERICAN MORTGAGE FUNDS	2014 ANNUAL REPORT	71

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of First American Mortgage Funds

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of First American Mortgage Funds

Director of Charterhouse Group, Inc.

John Kayser

Director of First American Mortgage Funds

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of First American Mortgage Funds

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of First American Mortgage Funds

Owner and President of Jim Wade Homes

First American Mortgage Funds’ Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc. II

American Strategic Income Portfolio Inc. III

American Select Portfolio Inc.

2014 Annual Report

U.S. Bancorp Asset Management, Inc., is a

wholly owned subsidiary of U.S. Bank National

Association, which is a wholly owned subsidiary

of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

08/2014    0086-14    WHOLELOAN-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provisions of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser, Leonard W. Kedrowski and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees – Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $46,875 in the 10-month fiscal period ended June 30, 2014 and $47,775 in the fiscal year ended August 31, 2013, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $1,050 in the 10-month fiscal period ended June 30, 2014 and $2,813 in the fiscal year ended August 31, 2013, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees – E&Y billed the registrant fees of $4,763 in the 10-month fiscal period ended June 30, 2014 and $6,381 in the fiscal year ended August 31, 2013 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees – There were no fees billed by E&Y for other services to the registrant during the 10-month fiscal period ended June 30, 2014 and the fiscal year ended August 31, 2013.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A. and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the 10-month fiscal period ended June 30, 2014 were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $140,000 in the 10-month fiscal period ended June 30, 2014 and $36,381 in the fiscal year ended August 31, 2013.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, Leonard W. Kedrowski, Richard K. Riederer, and James M. Wade.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

First American Funds

Proxy Voting Policies and Procedures

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A. Proxy Voting

•	When an Open-end Funds proxy is received, it will be voted by the Head of Investments.

•	When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B. Open-end Fund Control Procedures

Preventative Control Procedures

•	USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•	If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•	In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Head of Investments will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C. Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•	On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D. Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•	Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•	If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E. Review and Reports

Detective Control Procedures

•	The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F. Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•	USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•	The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Head of Investments/Portfolio Managers

•	Legal Department/General Counsel

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

I. General Principles

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters31). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. Policies The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. Procedures

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:32

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override.

From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients.

If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records.

As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision.

In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities.

To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any subadviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it subadvises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients. Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. Policy Owner

IPC

V. Responsible Parties

IPC

PVC

ADV Review Team

31 Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.

32 A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	John G. Wenker, David Yale, and Jason J. O’Brien, CFA, co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. Wenker is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Yale is responsible for management of the mortgage loan component and credit facilities of the portfolio. Mr. O’Brien is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Wenker, Managing Director, Head of Real Assets, began working in the financial industry in 1983 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Yale, Senior Vice President, Portfolio Manager, began working in the financial industry in 1981 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. O’Brien, Vice President, Portfolio Manager, began working in the financial industry in 1993 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the 10-month fiscal period ended June 30, 2014, the number of accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
John G. Wenker	Registered Investment Company	8	$8 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
David A. Yale	Registered Investment Company	4	$698 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Jason J. O’Brien	Registered Investment Company	6	$907 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	10	$325 million	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the 10-month fiscal period ended June 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
John G. Wenker	$50,001 - $100,000
David A. Yale	$0
Jason J. O’Brien	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc.

By:	/s/ Eric J. Thole
Eric J. Thole
President

Date: September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric J. Thole
Eric J. Thole
President

Date: September 8, 2014

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: September 8, 2014